__________________________________________________________________
__________________________________________________________________







                       LOAN AGREEMENT


               Dated as of November 21, 1994


                           between


                     NEVADA POWER COMPANY


                        as Borrower,


                   The Banks herein named


                       as the Banks,


                            and


              FIRST INTERSTATE BANK OF NEVADA, N.A.


                 as the Administrative Agent.







__________________________________________________________________
__________________________________________________________________

                     TABLE OF CONTENTS
                     -----------------
                                                             Page
                                                             ----
ARTICLE 1
               DEFINITIONS AND ACCOUNTING TERMS  . . . . . .    1
               --------------------------------
     1.1  Defined Terms  . . . . . . . . . . . . . . . . . .    1
          -------------
     1.2  Use of Defined Terms . . . . . . . . . . . . . . .   24
          --------------------
     1.3  Accounting Terms . . . . . . . . . . . . . . . . .   24
          ----------------
     1.4  Rounding . . . . . . . . . . . . . . . . . . . . .   24
          --------
     1.5  Exhibits and Schedules . . . . . . . . . . . . . .   25
          ----------------------
     1.6  References to "Borrower and its Subsidiaries"  . .   25
          --------------------------------------------
     1.7  Miscellaneous Terms  . . . . . . . . . . . . . . .   25
          -------------------
                           ARTICLE 2
                             LOANS . . . . . . . . . . . . .   26
     2.1  Committed Loans and Swing Line Loans - General . .   26
          ----------------------------------------------
     2.2  Competitive Advances . . . . . . . . . . . . . . .   28
          --------------------
     2.3  Swing Line Loans . . . . . . . . . . . . . . . . .   31
          ----------------
     2.4  Base Rate Loans  . . . . . . . . . . . . . . . . .   31
          ---------------
     2.5  CD Rate Loans  . . . . . . . . . . . . . . . . . .   31
          -------------
     2.6  Eurodollar Rate Loans  . . . . . . . . . . . . . .   32
          ---------------------
     2.7  Voluntary Reduction of the Commitment  . . . . . .   32
          -------------------------------------
     2.8  Administrative Agent's Right to Assume Funds
          --------------------------------------------
            Available for Advances . . . . . . . . . . . . .   33
            ----------------------
ARTICLE 3
                       PAYMENTS AND FEES . . . . . . . . . .   34
                       -----------------
     3.1  Principal and Interest . . . . . . . . . . . . . .   34
          ----------------------
     3.2  Commitment Fees  . . . . . . . . . . . . . . . . .   36
          ---------------
     3.3  Agency and Arrangement Fees  . . . . . . . . . . .   37
          ---------------------------
     3.4  Increased Commitment Costs . . . . . . . . . . . .   37
          --------------------------
     3.5  CD Fees and Costs  . . . . . . . . . . . . . . . .   38
          -----------------
     3.6  Eurodollar Fees and Costs  . . . . . . . . . . . .   41
          -------------------------
     3.7  Default Rate . . . . . . . . . . . . . . . . . . .   44
          ------------
     3.8  Computation of Interest and Fees . . . . . . . . .   44
          --------------------------------
     3.9  Non-Banking Days . . . . . . . . . . . . . . . . .   44
          ---------------
     3.10  Manner and Treatment of Payments  . . . . . . . .   45
           --------------------------------
     3.11  Funding Sources . . . . . . . . . . . . . . . . .   46
           ---------------
     3.12  Failure to Charge Not Subsequent Waiver . . . . .   46
           ---------------------------------------
     3.13  Administrative Agent's Right to Assume Payments
           -----------------------------------------------
            Will be Made by Borrower . . . . . . . . . . . .   47
            ------------------------
     3.14  Fee Determination Detail  . . . . . . . . . . . .   47
           ------------------------
     3.15  Survivability . . . . . . . . . . . . . . . . . .   47
           -------------
ARTICLE 4
                REPRESENTATIONS AND WARRANTIES . . . . . . .   48
                ------------------------------
     4.1  Existence and Qualification; Power; Compliance
          ----------------------------------------------
            With Laws  . . . . . . . . . . . . . . . . . . .   48
            ---------
     4.2  Authority; Compliance With Other Agreements and
          -----------------------------------------------
            Instruments and Government Regulations . . . . .   48
            --------------------------------------
     4.3  No Governmental Approvals Required . . . . . . . .   49
          ----------------------------------
     4.4  Subsidiaries . . . . . . . . . . . . . . . . . . .   49
          ------------
     4.5  Financial Statements . . . . . . . . . . . . . . .   49
          --------------------
     4.6  No Other Liabilities; No Material Adverse
          -----------------------------------------
            Effect . . . . . . . . . . . . . . . . . . . . .   50
            ------
     4.7  Title to and Location of Property  . . . . . . . .   50
          ---------------------------------
     4.8  Intangible Assets  . . . . . . . . . . . . . . . .   50
          -----------------
     4.9  Governmental Regulation  . . . . . . . . . . . . .   50
          -----------------------
     4.10  Litigation  . . . . . . . . . . . . . . . . . . .   50
           ----------
     4.11  Binding Obligations . . . . . . . . . . . . . . .   51
           -------------------
     4.12  No Default  . . . . . . . . . . . . . . . . . . .   51
           ----------
     4.13    Pension Plans . . . . . . . . . . . . . . . . .   51
             -------------
     4.14  Regulations G, U and X  . . . . . . . . . . . . .   51
           ----------------------
     4.15  Disclosure  . . . . . . . . . . . . . . . . . . .   51
           ----------
     4.16  Tax Liability . . . . . . . . . . . . . . . . . .   52
           -------------
     4.17  Pari Passu Status . . . . . . . . . . . . . . . .   52
           -----------------
     4.18  Hazardous Materials . . . . . . . . . . . . . . .   52
           -------------------
ARTICLE 5
                     AFFIRMATIVE COVENANTS
                     ---------------------
                  (OTHER THAN INFORMATION AND
                   --------------------------
                    REPORTING REQUIREMENTS)  . . . . . . . .   53
                    ----------------------
     5.1  Payment of Taxes and Other Potential Liens . . . .   53
          ------------------------------------------
     5.2  Preservation of Existence  . . . . . . . . . . . .   53
          -------------------------
     5.3  Maintenance of Properties  . . . . . . . . . . . .   53
          -------------------------
     5.4  Maintenance of Insurance . . . . . . . . . . . . .   53
          ------------------------
     5.5  Compliance With Laws . . . . . . . . . . . . . . .   54
          --------------------
     5.6  Inspection Rights  . . . . . . . . . . . . . . . .   54
          -----------------
     5.7  Keeping of Records and Books of Account  . . . . .   54
          ---------------------------------------
     5.8  Compliance With Agreements . . . . . . . . . . . .   54
          --------------------------
     5.9  Use of Proceeds  . . . . . . . . . . . . . . . . .   54
          ---------------
     5.10  Hazardous Materials Laws  . . . . . . . . . . . .   55
           ------------------------
ARTICLE 6
                      NEGATIVE COVENANTS . . . . . . . . . .   56
                      ------------------
     6.1  Disposition of Property  . . . . . . . . . . . . .   56
          -----------------------
     6.2  Mergers  . . . . . . . . . . . . . . . . . . . . .   56
          -------
     6.3  Investments and Acquisitions . . . . . . . . . . .   56
          ---------------------------
     6.4  Hostile Tender Offers  . . . . . . . . . . . . . .   56
          ---------------------
     6.5  Distributions  . . . . . . . . . . . . . . . . . .   57
          -------------
     6.6  ERISA Compliance . . . . . . . . . . . . . . . . .   57
          ----------------
     6.7  Change in Nature of Business . . . . . . . . . . .   57
          ----------------------------
     6.8  Indebtedness and Contingent Obligations  . . . . .   57
          ---------------------------------------
     6.9  Transactions with Affiliates . . . . . . . . . . .   57
          ----------------------------
     6.10  Common Equity . . . . . . . . . . . . . . . . . .   58
           -------------
     6.11  Total Debt to Total Capitalization  . . . . . . .   58
           ----------------------------------
     6.12  Amendments to Certain Agreements  . . . . . . . .   58
           --------------------------------
ARTICLE 7

            INFORMATION AND REPORTING REQUIREMENTS . . . . .   59
            --------------------------------------
     7.1  Financial and Business Information . . . . . . . .   59
          ----------------------------------
ARTICLE 8
                           CONDITIONS  . . . . . . . . . . .   61
                           ----------
     8.1  Initial Advances and Swing Line Loans  . . . . . .   61
          -------------------------------------
     8.2  Any Advance or Swing Line Loan . . . . . . . . . .   63
          ------------------------------
ARTICLE 9
     EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT  .   64
     ----------------------------------------------------
     9.1  Events of Default  . . . . . . . . . . . . . . . .   64
          -----------------
     9.2  Remedies Upon Event of Default . . . . . . . . . .   66
          ------------------------------
ARTICLE 10
                   THE ADMINISTRATIVE AGENT  . . . . . . . .   69
                   ------------------------
     10.1  Appointment and Authorization . . . . . . . . . .   69
           -----------------------------
     10.2  Administrative Agent and Affiliates . . . . . . .   69
           -----------------------------------
     10.3  Proportionate Interest of the Banks in any
           ------------------------------------------
            Collateral . . . . . . . . . . . . . . . . . . .   69
            ----------
     10.4  Banks' Credit Decisions . . . . . . . . . . . . .   70
           -----------------------
     10.5  Action by Administrative Agent; Etc.  . . . . . .   70
           -----------------------------------
     10.6  Liability of Administrative Agent and Arranger  .   71
           ----------------------------------------------
     10.7  Indemnification . . . . . . . . . . . . . . . . .   73
           ---------------
     10.8  Successor Administrative Agent  . . . . . . . . .   73
           ------------------------------
     10.9  No Obligations of Borrower  . . . . . . . . . . .   74
           --------------------------
     10.10  The Swing Line . . . . . . . . . . . . . . . . .   74
            --------------
ARTICLE 11
                         MISCELLANEOUS . . . . . . . . . . .   76
                         -------------
     11.1  Cumulative Remedies; No Waiver  . . . . . . . . .   76
           ------------------------------
     11.2  Amendments; Consents  . . . . . . . . . . . . . .   76
           --------------------
     11.3  Costs, Expenses and Taxes . . . . . . . . . . . .   77
           -------------------------
     11.4  Nature of Banks' Obligations  . . . . . . . . . .   77
           ----------------------------
     11.5  Survival of Representations and Warranties  . . .   78
           ------------------------------------------
     11.6  Notices . . . . . . . . . . . . . . . . . . . . .   78
           -------
     11.7  Execution of Loan Documents; Counterparts . . . .   78
           -----------------------------------------
     11.8  Binding Effect; Assignment  . . . . . . . . . . .   79
           --------------------------
     11.9  Setoff Rights . . . . . . . . . . . . . . . . . .   82
           -------------
     11.10  Sharing of Setoffs . . . . . . . . . . . . . . .   82
            ------------------
     11.11  Indemnity by Borrower  . . . . . . . . . . . . .   83
            ---------------------
     11.12  Nonliability of the Banks  . . . . . . . . . . .   83
            -------------------------
     11.13  No Third Parties Benefited . . . . . . . . . . .   85
            --------------------------
     11.14  Termination of Existing Loan Documents . . . . .   85
            --------------------------------------
     11.15  Further Assurances . . . . . . . . . . . . . . .   85
            ------------------
     11.16  Integration  . . . . . . . . . . . . . . . . . .   78
            -----------
     11.17  Governing Law  . . . . . . . . . . . . . . . . .   78
            -------------
     11.18  Severability of Provisions . . . . . . . . . . .   79
            --------------------------
     11.19  Independent Covenants  . . . . . . . . . . . . .   79
            ---------------------
     11.20  Headings . . . . . . . . . . . . . . . . . . . .   79
            --------
     11.21  Time of the Essence  . . . . . . . . . . . . . .   79
            -------------------

     11.22  Purported Oral Amendments  . . . . . . . . . . .   79
     11.23  Jury Trial Waiver  . . . . . . . . . . . . . . .   79



Exhibits
--------

A - Commitment Assignment and Acceptance
B - Committed Advance Note
C - Competitive Advance Note
D - Competitive Bid
E - Competitive Bid Request
F - Compliance Certificate
G - Opinion of Counsel
H - Request for Loan
I - Swing Line Note

Schedules
---------

1.1  Pro Rata Shares of the Main Commitment
4.4  Subsidiaries and other Investments
4.10 Litigation
4.13 ERISA
4.17 Existing Liens and Rights of Others
4.18 Hazardous Materials
6.8  Existing Indebtedness and Contingent Obligations

                         LOAN AGREEMENT
                         --------------

                 Dated as of November 21, 1994


          This LOAN AGREEMENT ("Agreement") is entered into by and between Nevada Power Company, a Nevada corporation ("Borrower"), and each lender whose name is set forth on the signature pages hereof or which may hereafter execute and deliver a Commitment Assignment and Acceptance with respect to this Agreement pursuant to Section 11.8 (collectively, the "Banks" and individually, a "Bank"), and First Interstate Bank of Nevada, N.A., as Administrative Agent. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                      ARTICLE 1
           DEFINITIONS AND ACCOUNTING TERMS
           --------------------------------

     1.1  Defined Terms.  As used in this Agreement, the
          -------------
following terms shall have the meanings set forth below:

               "Acquisition" means any transaction, or any
                -----------
     series of related transactions, by which Borrower and/or any of its Subsidiaries directly or indirectly
     (i) acquires any going business or all or substantially all of the assets of any firm, partnership, joint ven-ture, corporation or division thereof, whether through purchase of assets, merger or otherwise, or (ii) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority in ordinary voting power of the securities of a corporation which have ordinary voting power for the election of directors, or (iii) acquires control of a 50% or more ownership interest in any partnership or joint venture.

               "Administrative Agent" means First Interstate
                --------------------
     Bank of Nevada, N.A., when acting in its capacity as the Administrative Agent under any of the Loan Documents, and any successor Administrative Agent.

               "Administrative Agent's Office" means the
                -----------------------------
     Administrative Agent's address as set forth on the signature pages of this Agreement, or such other address as the Administrative Agent hereafter may designate by written notice to Borrower and the Banks.

               "Advance" means any Advance made or to be made
                -------
     by any Bank to Borrower as provided in Article 2, and
                                            ---------
     includes each Base Rate Advance, each Eurodollar Rate
     --------

     Advance, each CD Rate Advance, and each Competitive
     Advance.

               "Affiliate" means, as to any Person, any other
                ---------
     Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person.
     As used in this definition, "control" (and the correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns, directly
     --------
     or indirectly, 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation having 100 or more record owners of such securities (other than securities having such power only by reason of the happening of a contingency), or 5% or more of the partnership or other ownership interests of any other Person having 100 or more owners of such partnership or other ownership interests (other than as a limited partner of such other Person), will be deemed to control such corporation or other Person.

               "Agreement" means this Loan Agreement, either
                ---------
     as originally executed or as it may from time to time be supplemented, modified, amended, restated or extended.

               "Arranger" means First Interstate Bank, Ltd.
                --------

               "Bank" means any of the banks signatory to
                ----
     this Agreement, their successors and, upon the effective date after registration with the Administrative Agent pursuant to Section 11.8 of a Commitment Assignment and
                         ----
     Acceptance executed by an Eligible Assignee, such Eligible
     Assignee.

               "Banking Day" means any Monday, Tuesday,
                -----------
     Wednesday, Thursday or Friday, other than a day on which
                                    ----------
     banks are authorized or required to be closed in Nevada or New York.

               "Base Rate" means, as of any date of
                ---------
     determination, the higher of (a) the Prime Rate or (b) the
                        ------
     Federal Funds Rate plus one half of one percent per annum.
                        ----

               "Base Rate Advance" means a Committed Advance
                -----------------
     made hereunder and designated as a Base Rate Advance in
     accordance with Article 2.
                     ---------

               "Base Rate Loan" means a Committed Loan made
                --------------
     hereunder and designated as a Base Rate Loan in accordance with Article 2.
          ---------

               "Base Rate Spread" means an additional
                ----------------
     component of interest to be added to the Base Rate in determining the interest rate payable with respect to Base Rate Loans. As of each date of determination when the aggregate principal Indebtedness evidenced by the Committed Advance Notes and the Swing Line Note is more than 50% of the then applicable Commitment, the Base Rate Spread shall be .0625%. As of each other date of determination, the Base Rate Spread shall be 0.00%.

               "Borrower" means Nevada Power Company, a
                --------
     Nevada corporation, and its successors and permitted assigns.

               "Capital Lease" means, as to any Person, a
                -------------
     lease of any Property by that Person as lessee that is, or should be in accordance with Financial Accounting Standards Board Statement No. 13, recorded as a "capital lease" on the balance sheet of that Person prepared in accordance with GAAP.

               "Cash" means, when used in connection with
                ----
     any Person, all monetary and nonmonetary items owned by that Person that are treated as cash in accordance with GAAP, consistently applied.

               "Cash Equivalents" means, when used in
                ----------------
     connection with any Person, that Person's Investments in:

          (a) Government Securities due within one year after the date of the making of the Investment;

          (b) readily marketable direct obligations of any State of the United States of America or any political subdivision of any such State given on the date of such investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Corporation, in each case due within one year after the date of the making of the Investment;

          (c) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' accep-tances of, and reverse repurchase agreements covering Government Securities executed by, any Bank or any other bank, savings and loan or savings bank doing business in and incorporated under the Laws of the United States of America or any State thereof and having on the date of such Investment combined capital, surplus and undivided profits of at least $250,000,000, in each case due within one year after the date of the making of the Investment;

          (d)  certificates of deposit issued by, bank
               deposits in, eurodollar deposits through, bankers' acceptances of, and reverse repurchase agreements covering Government Securities executed by, any branch or office located in the United States of America of a bank incorporated under the Laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000, in each case due within one year after the date of the making of the Investment; and

          (e)  readily marketable commercial paper of
               corporations doing business in and incorporated under the Laws of the United States of America or any State thereof given on the date of such Investment the highest credit rating by Moody's Investors Service, Inc. and Standard & Poor's Corporation, in each case due within 270 days after the date of the making of the Investment.

               "CD Assessment Rate" means, with respect to
                ------------------
     any CD Rate Loan, the percentage representing the maximum per annum cost to the Administrative Agent (disregarding any offsetting amounts that may be available to the Administrative Agent to decrease such cost to the extent that such offsetting amounts arose out of transactions other than those contemplated by this Agreement) of providing insurance for new nonpersonal time deposits (including,
                                                  ---------
     without limitation, insurance provided by the Federal Deposit Insurance Corporation for such deposits) as of the Banking Day prior to the first day of the applicable
     CD Period. The determination by the Administrative Agent of any applicable CD Assessment Rate shall be conclusive in the absence of manifest error.

               "CD Banking Day" means any Banking Day on
                --------------
     which dealings are conducted by New York City certificate of deposit dealers.

               "CD Base Rate" means, with respect to any
                ------------
     CD Rate Loan, the rate per annum determined by the Administrative Agent to be equal to the average (rounded upward to the next 1/100 of 1%) of the bid (secondary) rates quoted to the Administrative Agent by two recognized New York City certificate of deposit dealers, selected by the Administrative Agent, at or about 8:00 a.m. on the Banking Day prior first day of the applicable CD Period, for the purchase at face value of certificates of deposit issued by the Administrative Agent in an aggregate amount approximately equal to the amount of such CD Rate Loan and for a period of time comparable to the number of days in the applicable CD Period. The determination of the CD Base Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

               "CD Period" means, as to each CD Rate Loan,
                ---------
     the period commencing on the date specified by Borrower pur-suant to Section 2.1(c) and ending 30 days, 60 days, 90 days
                      -----
     or 180 days thereafter, as specified by Borrower in the applicable Request for Loan or Request for Redesignation of Loans, provided that:
            --------

                    (a)  The first day of any CD Period
     shall be a CD Banking Day;

                    (b)  Any CD Period that would otherwise
     end on a day that is not a CD Banking Day shall be extended to the next succeeding CD Banking Day; and

                    (c)  No CD Period shall extend beyond
     the Maturity Date.

               "CD Rate" means, with respect to any CD Rate
                -------
     Loan, the rate (rounded upward to the next 1/100 of 1%) determined to be equal to the sum of:

                    (a)  The CD Base Rate divided by [1
                                          ----------
     minus the CD Reserve Percentage]; plus
     -----                             ----

                    (b)  The CD Assessment Rate.

               "CD Rate Advance" means a Committed Advance
                ---------------
     made hereunder and designated as a CD Rate Advance in
     accordance with Article 2.
                     ---------

               "CD Rate Loan" means a Committed Loan made
                ------------
     hereunder and designated or redesignated as a CD Rate Loan in accordance with Article 2.
                        ---------

               "CD Rate Spread" means an additional
                --------------
     component of interest (which may vary over the term of any CD Rate Loan) to be added to the CD Rate in determining the interest rate payable with respect to CD Rate Loans. As of each date of determination, the CD Rate Spread equals the interest rate per annum set forth below opposite the rating which is the lower of the credit ratings assigned to the First Mortgage Bonds by Moody's Investors Service, Inc. and Standard & Poor's Corporation, on that date:

          Credit Rating                   CD Rate Spread
          -------------                   --------------

          S&P  Moody's
          ---  -------

          A- or A3 (or higher)                .3750%
          BBB+ or Baa1                        .5000%
          BBB or Baa2                         .5250%
          BBB- or Baa3                        .6750%
          BB+ or Ba1 (or lower)               .8750%

     provided that, as of each date of determination when
     --------
     the aggregate principal Indebtedness evidenced by the Committed Advance Notes and the Swing Line Note is more than
     50% of the then applicable Commitment, the CD Rate Spread at each pricing level set forth above shall be increased by .0625% per annum.

               "CD Reserve Percentage" means, with respect
                ---------------------
     to any CD Rate Loan, the percentage representing the maximum aggregate incremental reserve, asset or special deposit requirements of the Administrative Agent (disregarding any offsetting amounts that may be available to the Administrative Agent to decrease such requirements to the extent that such offsetting amounts arose out of transactions other than those contemplated by this Agreement) under Regulation D and any other applicable Law or regulation with respect to new nonpersonal time deposits in an aggregate amount equal to the amount of such CD Rate Loan and for a time period comparable to the number of days in the applicable CD Period. The determination by the Administrative Agent of any applicable CD Reserve Percentage shall be conclusive in the absence of manifest error.

               "Certificate of a Responsible Official" means
                -------------------------------------
     a certificate signed by a Responsible Official of the Person providing the certificate.

               "Closing Date" means the time and Banking Day
                ------------
     on which the conditions set forth in Section 8.1 are
                                                  ---
     satisfied.

               "Code" means the Internal Revenue Code of 1986,
                ----
     as amended or replaced and as in effect from time to time.

               "Commitment" means, the sum of the Main
                ----------
     Commitment and the Swing Line Commitment.

               "Commitment Assignment and Acceptance" means
                ------------------------------------
     a Commitment Assignment and Acceptance executed by a Bank and an Eligible Assignee substantially in the form of Exhibit A and registered with the Administrative Agent
     ---------
     pursuant to Section 11.8.
                         ----

               "Committed Advance" means an Advance made to
                -----------------
     Borrower by any Bank in accordance with its Pro Rata Share of the Main Commitment pursuant to Section 2.1.
                                                ---
               "Committed Advance Note" means any of the
                ----------------------
     promissory notes made by Borrower in favor of a Bank evidencing Committed Advances under that Bank's Pro Rata Share of the Main Commitment, substantially in the form of Exhibit B, either as originally executed or as the same may
     ---------
     from time to time be supplemented, modified, amended, renewed, extended or supplanted.

               "Committed Loans" means Loans that are
                ---------------
     comprised of Committed Advances.

               "Common Stock" means the $1.00 par value
                ------------
     common stock of Borrower.

               "Competitive Advance" means an Advance made
                -------------------
     to Borrower by any Bank pursuant to a Competitive Bid under
     Section 2.2 (and not in accordance with that Bank's Pro Rata
             ---
     Share of the Main Commitment).

               "Competitive Advance Note" means any of the
                ------------------------
     promissory notes made by Borrower in favor of a Bank to
     evidence Competitive Advances made by that Bank
     substantially in the form of Exhibit C, either as originally
                                  ---------
     executed or as the same may from time to time be supplemented, modified, amended, renewed or extended.

               "Competitive Bid" means (a) a written bid to
                ---------------
     provide a Competitive Advance submitted to the Administrative Agent substantially in the form of Exhibit D,
                                                       ---------
     and properly completed to provide all information required to be included therein or (b), at the election of any Bank, a bid to provide a Competitive Advance submitted to the Administrative Agent by that Bank by telephone which, if so made, shall be made by a Responsible Official of that Bank and deemed to have been made incorporating the substance of Exhibit D.
     ---------

               "Competitive Bid Request" means (a) a written
                -----------------------
     request submitted by Borrower to the Administrative Agent to provide a Competitive Bid, substantially in the form of Exhibit E, signed by a Responsible Official of Borrower and
     ---------
     properly completed to provide all information required to be included therein or (b), at the election of Borrower, a telephonic request by Borrower to the Administrative Agent to provide a Competitive Bid which, if so made, shall be made by a Responsible Official of Borrower and deemed to have been made incorporating the substance of Exhibit E.
                                                   ---------

               "Compliance Certificate" means a certificate
                ----------------------
     in the form of Exhibit F, properly completed and signed by a
                    ---------
     Senior Officer of Borrower.

               "Contingent Obligation" means, as to any Per-
                ---------------------
     son, any (a) direct or indirect guarantee of Indebtedness of, or other obligation performable by, any other Person, including any endorsement (other than for collection or
     ---------
     deposit in the ordinary course of business), co-making or sale with recourse of the obligations of any other Person, or (b) assurance given to an obligee with respect to the performance of an obligation by, or the financial condition of, any other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement
                 ---------
     covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item to such other Person, or any "keep-well", "take-or-pay", "through put" or other arrangement of what-ever nature having the effect of assuring or holding harm-less any obligee against loss with respect to any obligation of such other Person, or (c) any obligation of a partnership or joint venture of which such Person is a partner or joint venturer. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation (unless the Contingent Obligation is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably antici-pated liability in respect thereof as determined by the Person in good faith.

               "Contractual Obligation" means, as to any
                ----------------------
     Person, any provision of any outstanding Securities issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound.

               "Debtor Relief Laws" means the Bankruptcy
                ------------------
     Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservator-ship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of cred-itors generally.

               "Default" means any Event of Default or any
                -------
     event that, with the giving of any applicable notice or
     passage of time specified in Section 9.1, or both, would be
                                          ---
     an Event of Default.

               "Default Rate" means the interest rate
                ------------
     described in Section 3.7.
                          ---

               "Designated Deposit Account" means a demand
                --------------------------
     deposit account to be maintained by Borrower with the Administrative Agent, as from time to time designated by Borrower by written notification to the Administrative Agent.

               "Designated Employee" means any natural
                -------------------
     Person designated by Borrower as an employee of Borrower authorized to make requests for Loans under this Agreement on behalf of Borrower pursuant to a writing delivered to Administrative Agent which conforms with Section 11.2.
                                                      ----

               "Designated Eurodollar Market" means, with
                ----------------------------
     respect to any Eurodollar Rate Loan, the London interbank market.

               "Disposition" means the sale, transfer or
                -----------
     other disposition in any single transaction or series of related transactions of any asset, or group of related assets, of Borrower or any of its Subsidiaries that has or have at the date of the Disposition either a book value or fair market value (which shall be deemed to be equal to the sales price for such asset or assets upon a sale to a Person that is not an Affiliate of Borrower) equal to or greater than $50,000,000, other than (i) the sale or other
                       ----------
     disposition of inventory in the ordinary course of business,
     (ii) the sale or other disposition of equipment that is replaced by equipment performing substantially the same function not later than thirty (30) days after such sale or disposition, and (iii) the sale or other disposition of Cash Equivalents in the ordinary course of business.

               "Distribution" means, with respect to any shares
                ------------
     of capital stock or any warrant or right to acquire shares of capital stock or any other equity security issued by a Person, (a) the retirement, redemption, purchase, or other acquisition for value (other than for common stock of such Person) by such Person of any such security, (b) the declaration or (without duplication) payment by such Person of any dividend in Cash or in Property (other than in common stock of such Person) on or with respect to any such security, (c) any Investment by such Person in the holder of any such security where such Investment is made in lieu of, or to avoid characterization as, a Distribution described in clauses (a) or (b) above, and (d) any other payment by such
             ---    ---
     Person constituting a distribution under applicable Laws with respect to such security.

               "dollars" or "$" means United States dollars.
                -------      -

               "Eligible Assignee" means (a) with respect to
                -----------------
     any Bank, any Affiliate of that Bank, (b) any other Person
     (including any Bank) approved in writing by Borrower, which
      ---------
     approval shall not be unreasonably withheld.

               "ERISA" means the Employee Retirement Income
                -----
     Security Act of 1974, and any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

               "ERISA Affiliate" means, with respect to any
                ---------------
     Person, any other Person (or any trade or business, whether or not incorporated) that is under common control with that Person within the meaning of Section 414 of the Code.

               "Eurodollar Banking Day" means any Banking
                ----------------------
     Day on which dealings in dollar deposits are conducted by and among banks in the Designated Eurodollar Market.

               "Eurodollar Base Rate" means, with respect to
                --------------------
     any Eurodollar Rate Loan, the interest rate per annum (determined solely by the Administrative Agent and rounded upward to the next 1/100 of 1%) at which deposits in dollars are offered to prime banks by major banks in the Designated Eurodollar Market at or about 11:00 a.m. local time in the Designated Eurodollar Market, two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period in an aggregate amount approximately equal to the amount of such Eurodollar Rate Loan and for a period of time comparable to the number of days in the applicable Eurodollar Period. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

               "Eurodollar Lending Office" means, as to each
                -------------------------
     Bank, its office or branch so designated by written notice to Borrower and the Administrative Agent as its Eurodollar Lending Office. If no Eurodollar Lending Office is desig-nated by a Bank, its Eurodollar Lending Office shall be its office at its address for purposes of notices hereunder.

               "Eurodollar Obligations" means eurocurrency
                ----------------------
     liabilities, as defined in Regulation D.

               "Eurodollar Period" means, as to each
                -----------------
     Eurodollar Rate Loan, the period commencing on the date
     specified by Borrower pursuant to Section 2.1(c) and ending
                                               ------
     1, 2, 3 or 6 months thereafter, as specified by Borrower in the applicable Request for Loan; provided that:
                                      --------

          (a) The first day of any Eurodollar Period shall be a Eurodollar Banking Day;

          (b) Any Eurodollar Period that would otherwise end on a day that is not a Eurodollar Banking Day shall be extended to the next succeeding Eurodollar Banking Day unless such Eurodollar Banking Day falls in another calendar month, in which case such Eurodollar Period shall end on the next preceding Eurodollar Banking Day;

          (c) No Eurodollar Period shall extend beyond the Maturity Date.

               "Eurodollar Rate" means, with respect to any
                ---------------
     Eurodollar Rate Loan, the interest rate (rounded upward to the next 1/100 of 1%) determined to be equal to the
     Eurodollar Base Rate divided by [1 minus the Eurodollar
                          ------- --    -----
     Reserve Percentage].

               "Eurodollar Rate Advance" means an Advance
                -----------------------
     made hereunder and designated as a Eurodollar Rate Advance in accordance with Article 2.
                        ---------

               "Eurodollar Rate Loan" means a Committed Loan
                --------------------
     made hereunder and designated as a Eurodollar Rate Loan in accordance with Article 2.
                     ---------

               "Eurodollar Rate Spread" means an additional
                ----------------------
     component of interest (which may vary over the term of any Eurodollar Rate Loan) to be added to the Eurodollar Rate in determining the interest rate payable with respect to Eurodollar Rate Loans. As of each date of determination, the Eurodollar Rate Spread equals the interest rate per annum set forth below opposite the rating which is the lower of the credit ratings assigned to the First Mortgage Bonds by Moody's Investors Service, Inc. and Standard & Poor's Corporation, on that date:

          Credit Rating                 Eurodollar Rate Spread
          -------------                 ----------------------

          S&P  Moody's
          ---  -------

          A- or A3 (or higher)                .2500%
          BBB+ or Baa1                        .3750%
          BBB or Baa2                         .4000%
          BBB- or Baa3                        .5500%
          BB+ or Ba1 or lower                 .7500%

     provided that, as of each date of determination when
     --------
     the aggregate principal Indebtedness evidenced by the Committed Advance Notes and the Swing Line Note is more than
     50% of the then applicable Commitment, the Eurodollar Rate
     Spread at each pricing level set forth above shall be increased by .0625% per annum.

               "Eurodollar Reserve Percentage" means, with
                -----------------------------
     respect to any Eurodollar Rate Loan, the percentage appli-cable as of the date of determination of the Eurodollar Base Rate representing the aggregate reserve requirements of the Administrative Agent (disregarding any offsetting amounts that may be available to the Administrative Agent to decrease such requirements to the extent that such offsetting amounts arose out of transactions other than those contemplated by this Agreement) under Regulation D and any other applicable Laws with respect to Eurodollar Obligations in an aggregate amount equal to the amount of such Eurodollar Rate Loan and for a time period comparable to the number of months in the applicable Eurodollar Period. The determination by the Administrative Agent of any applicable Eurodollar Reserve Percentage shall be presumed correct in the absence of manifest error.

               "Event of Default" shall have the meaning
                ----------------
     provided in Section 9.1.
                         ---

               "Existing Loan Documents" means the loan
                -----------------------
     documents executed in connection with that certain Loan
     Agreement dated as of February 13, 1992 among Borrower, the Banks (as therein defined) therein named and First
     Interstate Bank of Nevada, N.A., as Administrative Agent, as amended.

               "Federal Funds Rate" means, as of any date of
                ------------------
     determination, the interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Banking Day, for the next preceding Banking Day) by the Federal Reserve Bank of New York in its statistical release H-15 or, if such rate is not so published for any day which is a Banking Day, the average of the quotations for such day on such transactions, as received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

               "First Mortgage Bonds" means those certain
                --------------------
     First Mortgage Bonds of Borrower issued pursuant to the Indenture.

               "Fiscal Quarter" means the fiscal quarter of
                --------------
     Borrower consisting of a three month fiscal period ending on each March 31, June 30, September 30 and December 31.

               "Fiscal Year" means the fiscal year of
                -----------
     Borrower consisting of a twelve month fiscal period ending on each December 31.

               "GAAP" means, as of any date of
                ----
     determination, accounting principles set forth as "generally accepted" in then currently effective Statements of the Auditing Standards Board of the American Institute of Certified Public Accountants, or, if no such Statements are then in effect, that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection
           --------------------
     therewith, means that the accounting principles applied are consistent in all material respects to those applied at prior dates or for prior periods.

               "Government Securities" means readily market-
                ---------------------
     able direct full faith and credit obligations of the United States of America or obligations unconditionally guaranteed by the full faith and credit of the United States of America.

               "Governmental Agency" means (a) any foreign,
                -------------------
     federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body,
     (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

               "Hazardous Materials" means substances
                -------------------
     defined as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., or as hazardous, toxic or pollutant pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq., or any other applicable Law governing environmental health and hygiene, in each case as such Laws are amended from time to time.

               "Hazardous Materials Laws" means all federal,
                ------------------------
     state or local laws, ordinances, rules or regulations governing the disposal of Hazardous Materials applicable to any of the Property.

                "Indebtedness" means, as to any Person,
                 ------------
     (a) all indebtedness of such Person for borrowed money,
     (b) that portion of the obligations of such Person under Capital Leases which is properly recorded as a liability on a balance sheet of that Person prepared in accordance with Generally Accepted Accounting Principles, (c) any obligation of such Person that is evidenced by a promissory note or other instrument representing an extension of credit to such Person, whether or not for borrowed money, (d) any obligation of such Person for the deferred purchase price of Property or services (other than trade or other accounts
                           ----------
     payable in the ordinary course of business in accordance with customary terms), (e) any obligation of such Person that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, but only to the extent of the fair market value of the assets so subject to the Lien, (f) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person and (g) obligations of such Person for unreimbursed draws under letters of credit issued for the account of such Person.

               "Indenture" means that certain Indenture of
                ---------
     Mortgage and Deed of Trust dated October 1, 1953 between Borrower (under its prior name, Southern Nevada Power Co.) and First Interstate Bank of Nevada, N.A. (under its prior name, First National Bank of Nevada, Reno, Nevada), as Trustee, as amended as of the Closing Date.

               "Intangible Assets" means assets that are
                -----------------
     considered intangible assets under GAAP, including (a) any
                                              ---------
     write-up in book value of any asset subsequent to its acquisition and (b) customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, unamortized deferred charges, unamortized debt discount, capitalized research and development costs and other intangible assets.

               "Interest Differential" means, with respect
                ---------------------
     to any prepayment of a CD Rate Loan or a Eurodollar Rate Loan on a day other than the last day of the applicable Interest Period and with respect to the failure to borrow a CD Rate Loan or a Eurodollar Rate Loan on the date or in the amount specified in a Request for Loan, (a) the per annum interest rate payable with respect to that CD Rate Loan or Eurodollar Rate Loan as of the date of the prepayment or failure to borrow, minus (b) the CD Rate or the Eurodollar
                        -----
     Rate, as applicable, on or as near as practicable to, the date of the prepayment or failure to borrow for a CD Rate Loan or Eurodollar Rate Loan commencing on such date and ending on the last day of the applicable Interest Period. The determination of the Interest Differential by the Administrative Agent shall be conclusive in the absence of manifest error.

               "Interest Period" means (a) with respect to
                ---------------
     any CD Rate Loan, the related CD Period and (b) with respect to any Eurodollar Rate Loan, the related Eurodollar Period.

               "Investment" means, when used in connection
                ----------
     with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of capital stock or other Securities of any other Person or by means of loan, advance, capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership and joint venture
                   ---------
     interests of such Person in any other Person. "Investment" shall include a repurchase by Borrower of its Common Stock. The amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

               "Laws" means, collectively, all foreign,
                ----
     federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or controlling precedents of any Governmental Agency.

               "Lien" means any mortgage, deed of trust,
                ----
     pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any agreement
                                        ---------
     to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any Property.

               "Loan" means any group of Advances made at
                ----
     any one time by the Banks under the Main Commitment pursuant to Article 2.
        ---------

               "Loan Documents" means, collectively, this
                --------------
     Agreement, the Notes, any Request for Loan, any Competitive Bid Request and any other certificates, documents or agreements of any type or nature heretofore or hereafter executed and delivered by Borrower to the Administrative Agent or to any Bank in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

               "Main Commitment" means, subject to Section
                ---------------
     2.7, $105,000,000, provided, that the amount of the Main
     ---                --------
     Commitment shall increase on the date of any Event of Default by the amount of the Swing Line Commitment concurrently with the elimination of the Swing Line Commitment. The respective Pro Rata Shares of the Banks with respect to the Main Commitment as of the date hereof are set forth in Schedule 1.1.
                      ------------

               "Majority Banks" means, as of any date of
                --------------
     determination, Banks whose aggregate Pro Rata Share or Swing Line Commitment is at least 66 2/3% of the Commitment then in effect or, if the Commitment is not then in effect, Banks holding Notes evidencing at least 66 2/3% of the aggregate Indebtedness evidenced by the Notes.

               "Material Adverse Effect" means any set of
                -----------------------
     circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise) or business operations of Borrower and its Subsidiaries, taken as a whole, or to the prospects of Borrower and its Subsidiaries, taken as a whole, (c) materially impairs or could reasonably be expected to materially impair the ability of Borrower and its Subsidiaries, taken as a whole, to perform its Obligations or (d) materially impairs or could reasonably be expected to materially impair the ability of any of the Banks to enforce any of its legal remedies pursuant to the Loan Documents.

               "Maturity Date" means the third anniversary
                -------------
     of the Closing Date, November 21, 1997.

               "Maximum Competitive Advance" means, with
                ---------------------------
     respect to any Competitive Bid made by a Bank, the amount set forth therein as the maximum Competitive Advance which that Bank is willing to make in response to the related
     Competitive Bid Request.

               "Multiemployer Plan" means any employee
                ------------------
     benefit plan of a type described in Section 4001(a)(3) of ERISA.

               "Negative Pledge" means any covenant binding
                ---------------
     on Borrower that prohibits the creation of Liens on any Property of Borrower.

               "Notes" means, collectively, the Competitive
                -----
     Advance Notes, the Committed Advance Notes and the Swing
     Line Note.

               "Obligations" means all present and future
                -----------
     obligations of every kind or nature of Borrower at any time and from time to time owed to the Administrative Agent or the Banks or any one or more of them under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well
                    ---------
     as obligations of payment, and including interest that
                                    ---------
     accrues after the commencement of any proceeding under any Debtor Relief Law by or against Borrower or any Subsidiary of Borrower.

               "Opinion of Counsel" means the favorable
                ------------------
     written legal opinion of Richard L. Hinckley, general counsel to Borrower, substantially in the form of Exhibit G,
                                                       ---------
     together with copies of any officer's certificate or legal opinion of another counsel or law firm relied upon by such counsel in its opinion.

               "Party" means any Person other than the
                -----
     Administrative Agent and the Banks, which now or hereafter is a party to any of the Loan Documents.

               "PBGC" means the Pension Benefit Guaranty
                ----
     Corporation or any successor thereto established under ERISA.

               "Pension Plan"  means any "employee pension
                ------------
     benefit plan" that is subject to Title IV of ERISA and which is maintained for employees of Borrower or any of its ERISA
     Affiliates.

               "Permitted Encumbrances" means:
                ----------------------

               (a)  inchoate Liens incident to construction
     or maintenance of real property, or Liens incident to con-struction or maintenance of real property, now or hereafter filed of record for which adequate reserves have been set aside and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment;

               (b)  Liens for taxes and assessments on real
     property which are not yet past due, or Liens for taxes and assessments on real property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment;

               (c)  easements, exceptions, reservations, or
     other agreements granted or entered into after the date hereof for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting real property which in the aggregate do not materially burden or impair the fair market value or use of such real property for the purposes for which it is or may reasonably be expected to be held;

               (d)  rights reserved to or vested in any
     Governmental Agency by Law to control or regulate, or obligations or duties under Law to any Governmental Agency with respect to, the use of any real property;

               (e)  rights reserved to or vested in any
     Governmental Agency by Law to control or regulate, or obligations or duties under Law to any Governmental Agency with respect to, any right, power, franchise, grant, license, or permit;

               (f)  present or future zoning laws and ordi-
     nances or other laws and ordinances restricting the occupancy, use, or enjoyment of real property;

               (g)  statutory Liens, other than those
     described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith by appropriate proceedings, provided that, if
                                       --------
     delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no Property is subject to a material risk of loss or forfeiture;

               (h)  Liens consisting of pledges or deposits
     to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

               (i)  Liens consisting of pledges or deposits
     of Property to secure performance in connection with operat-ing leases made in the ordinary course of business to which Borrower or a Subsidiary is a party as lessee, provided the
                                                    --------
     aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 16-2/3% of the annual fixed rentals payable under such lease;

               (j) Liens consisting of deposits of Property to secure statutory obligations of Borrower or a Subsidiary of Borrower in the ordinary course of its business; and

               (k) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds in proceedings to which Borrower or a Subsidiary of Borrower is a party in the ordinary course of its business

               "Permitted Right of Others" means a Right of
                -------------------------
     Others consisting of (a) an interest (other than a legal or equitable co-ownership interest, an option or right to acquire a legal or equitable coownership interest and any interest of a ground lessor under a ground lease) that does not materially impair the value or use of Property for the purposes for which it is or may reasonably be expected to be held, (b) an option or right to acquire a Lien that would be a Permitted Encumbrance, and (c) the reversionary interest of a landlord under a lease of Property.

               "Person" means any entity, whether an indi-
                ------
     vidual, trustee, corporation, general partnership, limited partnership, joint stock company, trust, estate, unincorpo-rated organization, business association, tribe, firm, joint venture, Governmental Agency, or otherwise.

               "Preferred Stock" means each of (a) the
                ---------------
     Cumulative Preferred Stock $20.00 par value 5.40% Series Preferred Stock of Borrower, (b) the Cumulative Preferred Stock $20.00 par value 5.20% Series Preferred Stock of Borrower, (c) the Cumulative Preferred Stock $20.00 par value 4.70% Preferred Stock of Borrower, and (d) the Cumulative Preferred Stock $20.00 par value Auction Series A of Borrower.

               "Prime Rate" means the floating commercial
                ----------
     loan rate of the Administrative Agent, announced from time to time as its "prime rate", which interest rate may not necessarily be the lowest interest rate at which the Administrative Agent is willing to extend credit facilities.

               "Property" means any interest in any kind of
                --------
     property or asset, whether real, personal or mixed, or tan-gible or intangible.

               "Pro Rata Share" means, with respect to each
                --------------
     Bank, the percentage of the Main Commitment set forth opposite the name of that Bank on Schedule 1.1. Upon the
                                       ------------
     occurrence of an Event of Default and increase in the amount of the Main Commitment by the amount of the former Swing Line Commitment, (i) the Pro Rata Share of the Bank which is the Swing Line Bank shall ratably increase so that it includes the former Swing Line Commitment, and (ii) the Pro Rata Share of each other Bank shall ratably decrease.

               "Quarterly Payment Date" means December 31,
                ----------------------
     1994 and each subsequent March 31, June 30, September 30 and
     December 31, through the Maturity Date.

               "Regulations D, G, T, U and X" mean,
                ----------------------------
     respectively, Regulations D, G, T, U and X, as at any time amended, of the Board of Governors of the Federal Reserve
     System, or any other regulation in substance substituted therefor.

               "Request for Loan" means a written request
                ----------------
     for a Loan or a Swing Line Loan substantially in the form of

     Exhibit H, signed by a Responsible Official of Borrower and
     ---------
     properly completed to provide all information required to be included therein.

               "Requirement of Law" means, as to any Person,
                ------------------
     the articles or certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any Law, or judgment, award, decree, writ or determi-nation of a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

               "Responsible Official" means (a) when used
                --------------------
     with reference to a Person other than an individual, any corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof, and (ba when used with reference to a Person who is an individual, such Person or his authorized agent acting through a power of attorney. Any document or certificate hereunder that is signed or executed by a Responsible Official of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of that Person.

               "Right of Others" means, as to any Property
                ---------------
     in which a Person has an interest, (a) any legal or equitable right, title or other interest (other than a Lien)
                                               ----------
     held by any other Person in or with respect to that Property, and (b) any option or right (including any option
                                            ---------
     or right to acquire a Lien) held by any other Person to acquire any such right, title or other interest in or with respect to that Property.

               "Securities" means any capital stock, share,
                ----------
     voting trust certificate, bond, debenture, note or other evidence of indebtedness, limited partnership interest, or any warrant, option or other right to purchase or acquire any of the foregoing.

               "Senior Officer" means the (a) chief
                --------------
     executive officer, (b) chief operating officer, (c) chief financial officer, (d) vice president, or (e) treasurer, in each case whatever the title nomenclature may be, of the Person designated.

               "Special CD Circumstance" means the
                -----------------------
     application or adoption of any Law or interpretation, or any change therein or thereof, or any change in the interpretation or administration thereof by any Governmental Agency, central bank or comparable authority charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of Law) of any such Governmental Agency, central bank or comparable authority, or the existence or occurrence of circumstances affecting the certificate of deposit market generally that are beyond the reasonable control of the Banks.

               "Special Eurodollar Circumstance" means
                -------------------------------
     (a) the adoption of any Law by any Governmental Agency, central branch or comparable authority with respect to activities in the Designated Eurodollar Market, or (b) any change in the interpretation or administration of any existing Law by any Governmental Agency, central bank or comparable authority charged with the interpretation or administration thereof, or (ca compliance by any Bank or its Eurodollar Lending Office with any request or directive (whether or not having the force of Law) of any such Governmental Agency, central bank or comparable authority, or (d) the existence or occurrence of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Banks.

               "Subsidiary" means, as of any date of deter-
                ----------
     mination and with respect to any Person, any corporation, partnership or joint venture, whether now existing or hereafter organized or acquired: (a) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors or other governing body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a part-nership or joint venture, of which such Person or a Sub-sidiary of such Person is a general partner or joint ven-turer or of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries.

               "Swing Line Bank" means First Interstate Bank
                ---------------
     of Nevada, N.A.

               "Swing Line Commitment" means (a) prior to
                ---------------------
     the occurrence of an Event of Default, a $20,000,000 lending commitment extended by the Swing Line Bank pursuant to this Agreement in which each of the Banks shall have a partial unfunded pro rata participation in accordance with
     Section 10.10, and (b) thereafter $0.
     -------------
               "Swing Line Note" means a promissory note in
                ---------------
     the form of Exhibit I made by Borrower in favor of the Swing
                 ---------
     Line Bank to evidence the Swing Line Loans, either as originally executed or as it may from time to time be supplemented, modified, amended, restated or extended.

               "Swing Line Loan" means a loan made by the
                ---------------
     Swing Line Bank hereunder in accordance with Section 2.3.
                                                     ---

               "Termination Event" means (a) a "reportable
                -----------------
     event" as defined in Section 4043 of ERISA (other than a
                                                 ----------
     "reportable event" that is not subject to the provision for 30 day notice to the PBGC), (b) the withdrawal of Borrower or any of its ERISA Affiliates from a Pension Plan during any plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (ca the filing of a notice of intent to terminate a Pension Plan or the treatment of an amendment to a Pension Plan as a termination thereof pursuant to Section 4041 of ERISA, (d) the institution of proceedings to terminate a Pension Plan by the PBGC or (e) any other event or condition which might reasonably be expected to constitute grounds under ERISA for the termination of, or the apportionment of a trustee to administer, any Pension Plan.

               "Total Capitalization" means, as of any date
                --------------------
     of determination, the sum of (a) Total Common Shareholders
                           ---
     Equity as of that date, plus (b) the book value of the
                             ----
     Preferred Stock as of that date, plus (c) the principal
                                      ----
     amount as of that date of Borrower's Indebtedness for borrowed money having an initial maturity in excess of one year from the date of its incurrence.

               "Total Common Shareholders Equity" means, as
                --------------------------------
     of any date of determination, the sum of (a) the book value
                                       ---
     of the Common Stock of Borrower as of that date, determined in accordance with GAAP, plus (b) the retained earnings of
                              ----
     Borrower as of that date, determined in accordance with
     GAAP, plus (c) the premium on the capital stock of Borrower
           ----
     which should, in accordance with GAAP, be reflected on the balance sheet of Borrower as of that date, minus (y) the
                                                -----
     book value of treasury stock which should, in accordance
     with GAAP, be reflected on the balance sheet of Borrower as of that date, and minus (z) the amount of unamortized
                       -----
     capital stock expense which should, in accordance with GAAP, be reflected on the balance sheet of Borrower as of that Date ; provided that
                                                 --------
     there shall be excluded from Total Common Shareholders Equity any amount attributable to Common Stock that is, directly or indirectly, required to be redeemed or repurchased by Borrower at a specified date or upon the occurrence of specified events or at the election of the holder thereof.

               "Total Debt" means, as of any date of
                ----------
     determination, Borrower's Indebtedness for borrowed money on that date, minus the amount of all cash and securities
                -----
     deposited in trust as security for such Indebtedness with the lenders thereof on that date.

               "type", when used with respect to any Loan or
                ----
     Advance, means the designation of whether such Loan or Advance is a Base Rate Loan or Advance, a Eurodollar Rate
     Loan or Advance or a CD Rate Advance.

     1.2  Use of Defined Terms.  Any defined term used in the
          --------------------
plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class.

     1.3  Accounting Terms.  All accounting terms not specifically
          ----------------
defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this
Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, except as otherwise specifically
                       ------
prescribed herein.  In the event that GAAP changes during
the term of this Agreement such that the financial covenants contained in Sections 6.10 through 6.11 would then be
                      ----         ----
calculated in a different manner or with different components, (a) Borrower and the Banks agree to promptly amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating
Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP and
(b) unless and until such an amendment to the Loan Documents is effected, Borrower shall report its performance with respect to the affected covenants in accordance with GAAP as in effect prior to such changes.

     1.4  Rounding.  Any financial ratios required to be
          --------
maintained by Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

     1.5  Exhibits and Schedules.  All Exhibits and Schedules to
          ----------------------
this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

     1.6  References to "Borrower and its Subsidiaries".  Any
          --------------------------------------------
reference herein to "Borrower and its Subsidiaries" or the like shall refer solely to Borrower during such times, if any, as Borrower shall have no Subsidiaries.

     1.7  Miscellaneous Terms.  The term "or" is disjunctive; the
          -------------------
term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation. Each reference to an hour or time of the day set forth in any Loan Document shall be deemed to be a reference to the hour or time of the day in Las Vegas, Nevada.

                           ARTICLE 2
                             LOANS

     2.1  Committed Loans and Swing Line Loans - General.
          ----------------------------------------------

               (a)  Subject to the terms and conditions set
forth in this Agreement, at any time and from time to time from the Closing Date through the Maturity Date, each Bank shall, pro rata according to its Pro Rata Share of the then applicable Main Commitment, make Committed Advances to Borrower under the Main Commitment in such amounts as Borrower may request that do not exceed in the aggregate at any one time outstanding the amount of that Bank's Pro Rata Share of the then applicable Main Commitment; provided that
                                              --------
giving effect to the Committed Loan of which such Advance is a part, the outstanding principal amount of the Committed Loans plus the outstanding principal amount of the
      ----
Competitive Advances shall not exceed the Main Commitment. Subject to the limitations set forth herein, Borrower may borrow and repay under the Commitment without premium or penalty.

               (b)  Subject to the terms and conditions set
forth in this Agreement, at any time and from time to time
from the Closing Date through the Maturity Date, the Swing
Line Bank shall make Swing Line Loans to Borrower under the
Swing Line Commitment in such amounts as Borrower may
request that do not exceed in the aggregate at any one time
outstanding the amount of the Swing Line Commitment; pro-
                                                     ---
vided that (i) giving effect to the requested Swing Line
-----
Loan, the outstanding principal amount of the Swing Line
Loans shall not exceed the Swing Line Commitment, and (ii)
Borrower shall not request the making of a Swing Line Loan after the occurrence of any Event of Default. Subject to the limitations set forth herein, Borrower may borrow and repay under the Swing Line Commitment without premium or penalty.

               (c)  Subject to the next sentence, each
Committed Loan and each Swing Line Loan shall be made pursuant to a Request for Loan which shall specify the requested (i) date of such Loan or Swing Line Loan,
(ii) type of Loan, (iii) amount of such Loan or Swing Line
Loan, and (iv) Interest Period for such Loan. Unless the Administrative Agent has notified, in its sole and absolute discretion, Borrower to the contrary, a Committed Loan or Swing Line Loan may be requested by telephone, telecopier or telex by a Responsible Official of Borrower or by any Designated Employee, in which case Borrower shall promptly confirm such request by transmitting a telecopy of, or at Administrative Agent's request by mailing, a Request for Loan conforming to the preceding sentence to Administrative Agent.

               (d)  Promptly following receipt of a Request
for Loan, the Administrative Agent shall notify each Bank (or, in the case of a Request for Loan specifying a Swing Line Loan, the Swing Line Bank) by telephone, telecopier or telex of the date and type of the Committed Loan or Swing Line Loan, the applicable Interest Period, and that Bank's Pro Rata Share of the Loan. Not later than 9:00 a.m., on the date specified for any Committed Loan, each Bank shall make its Pro Rata Share of the Committed Loan available to the Administrative Agent at the Administrative Agent's Office in immediately available funds. Upon fulfillment of the applicable conditions set forth in Article 8, all
                                       ---------
Committed Advances and Swing Line Loans shall be credited in immediately available funds to the Designated Deposit Account.

               (e) Unless the Majority Banks otherwise con-sent, each Loan under the Main Commitment shall be an integral multiple of $1,000,000 but not less than $5,000,000. Unless the Swing Line Bank otherwise consents, each Swing Line Loan shall be in an integral multiple of $100,000 but not less than $500,000.

               (f) The Committed Advances made by each Bank under its Pro Rata Share of the Main Commitment shall be evidenced by that Bank's Committed Advance Note. The Swing
Line Loans shall be evidenced by the Swing Line Note.

               (g)  A Request for Loan shall be irrevocable
upon the Administrative Agent's first notification thereof.

               (h) If no Request for Loan (or telephonic or other request for a Committed Loan or Swing Line Loan referred to in the second sentence of Section 2.1(c), if
                                              ------
applicable) has been made within the requisite notice periods set forth in Sections 2.3, 2.4 and 2.5 in connection
                              ---  ---     ---
with a Committed Loan which, if made, would not increase the outstanding principal Indebtedness outstanding under the Main Commitment, then Borrower shall be deemed to have requested a Base Rate Loan in an amount equal to the amount necessary to cause such outstanding principal Indebtedness to remain the same and, subject to Section 8.2 the Banks
                                           ---
shall make the Advances necessary to make such Committed Loan notwithstanding Sections 2.1(c) and 2.4.
                              ------     ---

               (i) If a Committed Loan is to be made on the same date that another Committed Loan is due and payable, Borrower or the Banks, as the case may be, shall make available to the Administrative Agent the net amount of funds giving effect to both such Committed Loans and the effect for purposes of this Agreement shall be the same as if separate transfers of funds had been made with respect to each such Committed Loan.

          2.2  Competitive Advances.
               --------------------

          (a) Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the Maturity Date, each Bank may in its sole and absolute discretion make Competitive Advances to Borrower in such principal amounts as Borrower may request pursuant to a Competitive Bid Request, provided that giving effect to the
                         --------
requested Competitive Advance, the outstanding principal amount of the Committed Loans plus the outstanding principal
                              ----
amount of the Competitive Advances shall not exceed the Main
Commitment.

          (b) Borrower shall request Competitive Advances by submitting a Competitive Bid Request to the Administrative Agent, which Competitive Bid Request shall specify the relevant date, amount and maturity for the proposed Competitive Advance and shall state that a Competitive Bid is requested on the basis of either an absolute, all-in rate (an "All-In Bid") or the basis of a margin over the Eurodollar Rate (a "Eurodollar Bid"). Any Competitive Bid Request made by telephone shall promptly be confirmed by the delivery to Administrative Agent in person or by telecopier of a written Competitive Bid Request. The Competitive Bid Request must be received by the Administrative Agent not later than 9:00 a.m. on a Banking Day that is (i) in the case of each All-In Bid, at least two
(2) Banking Days prior, and (ii) in the case of each Eurodollar Bid, at least four (4) Banking Days prior, to the date of the proposed Competitive Advance.

          (c) Unless the Administrative Agent otherwise agrees, in its sole and absolute discretion, no Competitive
Bid Request shall be made by Borrower if Borrower has, within the immediately preceding five (5) Banking Days, submitted another Competitive Bid Request.

          (d) Each Competitive Bid Request must be made for a Competitive Advance of at least $5,000,000 and shall be in an integral multiple of $1,000,000.

          (e) No Competitive Bid Request shall be made for a Competitive Advance with a maturity of less than 14 days or more than 180 days, or with a maturity date subsequent to the Maturity Date.

          (f) The Administrative Agent shall, promptly after receipt of a Competitive Bid Request, notify the Banks thereof by telephone and provide the Banks a copy thereof by telecopier. Any Bank may, by written notice to the Administrative Agent, advise the Administrative Agent that it elects not to be so notified of Competitive Bid Requests, in which case the Administrative Agent shall not notify such Bank of the Competitive Bid Request.

          (g) Each Bank receiving a Competitive Bid Request may, in its sole and absolute discretion, make or not make a Competitive Bid responsive to the Competitive Bid Request. Each Competitive Bid shall be submitted to the Administrative Agent not later than 9:00 a.m. (i) in the case of each Absolute Bid on the Business Day of the proposed Competitive Advance and (ii) in the case of each Eurodollar Bid, on the date which is three Business Days prior to the date of the requested Competitive Advance. Any Competitive Bid received by the Administrative Agent after 9:00 a.m. on such dates shall be disregarded for purposes of this Agreement. Any Competitive Bid made by telephone shall promptly be confirmed by the delivery to the Administrative Agent in person or by telecopier of a written Competitive Bid.

          (h) Each Competitive Bid shall specify the fixed interest rate for the offered Maximum Competitive Advance set forth in the Competitive Bid. The Maximum Competitive Advance offered by a Bank in a Competitive Bid may be less than the Competitive Advance requested by Borrower in the Competitive Bid Request, but shall be an integral multiple of $1,000,000. Any Competitive Bid which offers an interest rate other than a fixed interest rate, is in a form other
                                                    -----
than set forth in Exhibit D or which otherwise contains any
----              ---------
term, condition or provision not contained in the Competitive Bid Request shall be disregarded for purposes of this Agreement. A Competitive Bid once submitted to the Administrative Agent shall be irrevocable until 10:00 a.m. on the date upon which Borrower must accept or reject such Competitive Bid (as set forth in (j) below), and shall expire by its terms at such time unless accepted by Borrower prior thereto.

          (i) Promptly after 9:00 a.m. on the date upon which it receives Competitive Bids, the Administrative Agent shall notify Borrower of the names of any Banks which have providing Competitive Bids at or before 9:00 a.m. on that date, provided that if the Bank which serves as the
      --------
Administrative Agent intends to make a Competitive Bid, it shall do so by notifying Borrower prior to 8:45 a.m. on that date. In each case, the Administrative Agent shall inform Borrower of the Maximum Competitive Advance and fixed interest rate set forth by each Bank in their Competitive
Bid.   The Administrative Agent shall promptly confirm such
notifications in writing delivered in person or by telecopier to Borrower.

          (j)  Borrower may, in its sole and absolute
discretion, reject any or all of the Competitive Bids. If Borrower accepts any Competitive Bid, the following shall apply: (a) Borrower must accept all Competitive Bids at all lower interest rates before accepting any portion of a Competitive Bid at a higher interest rate, (b) if two or more Banks have submitted a Competitive Bid at the same interest rate, then Borrower must accept either all of such Competitive Bids or accept such Competitive Bids in the same proportion as the Maximum Competitive Advance of each Bank bears to the aggregate Maximum Competitive Advances of all such Banks, and (c) Borrower may not accept Competitive Bids for an aggregate amount in excess of the requested Competitive Advance set forth in the Competitive Bid Request. Acceptance of a Competitive Bid by Borrower shall be irrevocable upon communication thereof to the Administrative Agent. The Administrative Agent shall promptly notify each of the Banks whose Competitive Bid has been accepted by Borrower by telephone, which notification shall promptly be confirmed in writing delivered in person or by telecopier to such Banks. Any Competitive Bid not accepted by Borrower by 10:00 a.m. on the date of the proposed Competitive Bid shall be deemed rejected.

          (k)  A Bank whose Competitive Bid has been
accepted by Borrower shall make the Competitive Advance in accordance with the Competitive Bid Request and with its Competitive Bid, subject to the applicable conditions set forth in this Agreement by making funds immediately available to the Administrative Agent at the Administrative Agent's Office in the amount of such Competitive Advance not later than 12 noon on the date of such acceptance. The Administrative Agent shall then promptly credit the Competitive Advance in immediately available funds to the Designated Deposit Account.

          (l)  The Administrative Agent shall notify
Borrower and the Banks promptly after any Competitive
Advance is made of the amounts and maturity of such Competitive

Advances and the identity of the Banks making such Competitive Advances.

          (m) The Competitive Advances made by a Bank shall be evidenced by that Bank's Competitive Advance Note.

          (n) Borrower shall pay to the Administrative Agent a fee with respect to each Competitive Bid Request submitted to the Administrative Agent, in the amounts and at the times set forth in a letter agreement between Borrower and Administrative Agent.

     2.3  Swing Line Loans.  Each request by Borrower for a Swing
          ----------------
Line Loan shall be made pursuant to a Request for Loan (or telephonic or other request for a Loan referred to in the second sentence of Section 2.1(c), if applicable) received by the
                    ------
Administrative Agent, at the Administrative Agent's Office, not later than 11:00 a.m. on the day of the requested Swing
Line Loan.

     2.4  Base Rate Loans.  Each request by Borrower for a Base
          ---------------
Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for a Loan referred to in the second sentence of Section 2.1(c), if applicable) received by the
                    ------
Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m. on the day prior to the date of the requested Base Rate Loan. All Loans shall constitute Base
Rate Loans unless properly designated as CD Rate Loans or Eurodollar Rate Loans.

     2.5  CD Rate Loans.
          -------------

               (a)  Each request by Borrower for a CD Rate
Loan shall be made pursuant to a Request for Loan (or telephonic or other request for a Loan referred to in the second sentence of Section 2.1(c), if applicable) received
                           ------
by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m. at least one CD Banking Day before the first day of the applicable CD Period.

               (b) Prior to the first day of the applicable CD Period, the Administrative Agent shall determine the applicable CD Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrower and the Banks by telephone, telecopier or telex.

               (c)  Unless all of the Banks otherwise
consent, no CD Rate Loan may be requested during the contin-uance of a Default or Event of Default.

               (d)  Unless the Majority Banks otherwise
consent, no more than eight (8) CD Rate Loans and Eurodollar
Loans, in the aggregate, shall be outstanding at any one time.

               (e)  Nothing contained herein shall require
any Bank to fund any CD Rate Advance by acceptance of a non-personal time deposit or issuance of a certificate of deposit.

     2.6  Eurodollar Rate Loans.
          ---------------------

               (a)  Each request by Borrower for a
Eurodollar Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for a Loan referred to in the second sentence of Section 2.1(c), if applicable)
                                  ------
received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m. at least three (3) Eurodollar Banking Days before the first day of the applicable Eurodollar Period.

               (b) Prior to the first day of the applicable Eurodollar Period, the Administrative Agent shall determine the applicable Eurodollar Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrower and the Banks by telephone, telecopier or telex.

               (c)  Unless all of the Banks otherwise
consent, no Eurodollar Rate Loan may be requested during the continuance of a Default or Event of Default.

               (d)  Unless the Majority Banks otherwise
consent, no more than eight (8) CD Rate Loans and Eurodollar
Loans, in the aggregate, shall be outstanding at any one time.

               (e)  Nothing contained herein shall require
any Bank to fund any Eurodollar Rate Advance in the Designated Eurodollar Market.

     2.7  Voluntary Reduction of the Commitment.  Borrower
          -------------------------------------
shall have the right, at any time and from time to time, without penalty or charge, upon at least three (3) Banking Days' prior written notice to the Administrative Agent, voluntarily to reduce, permanently and irrevocably, in aggregate principal amounts in an integral multiple of $5,000,000 which are not less than $25,000,000, all or a portion of the then undisbursed portion of the Commitment; provided that any such reduction shall be accompanied by
--------
payment of all accrued and unpaid commitment fees with respect to the portion of the Commitment being reduced. Any such reduction may be allocated between the Main Commitment and the Swing Line Commitment by Borrower in amounts which are integral multiples of $1,000,000.

     2.8  Administrative Agent's Right to Assume Funds
          --------------------------------------------
Available for Advances.  Unless the Administrative Agent shall
----------------------
have been notified by any Bank no later than the Banking Day prior to the funding by the Administrative Agent of any Loan that such Bank does not intend to make available to the Administrative Agent such Bank's Pro Rata Share of the total amount of such Loan (and provided that the Administrative Agent has given such Bank
--------
notice of such Loan in accordance with Section 2.1(d)), the
                                               -------
Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on the date of the Loan and the Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If the Administrative Agent has made funds available to Borrower based on such assumption and such cor-responding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative
Agent's demand therefor, the Administrative Agent promptly shall notify Borrower and Borrower shall pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover from such Bank interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the Federal Funds Rate.

                           ARTICLE 3
                       PAYMENTS AND FEES
                       -----------------

     3.1  Principal and Interest.
          ----------------------

               (a)  Interest shall be payable on the out-
standing daily unpaid principal amount of each Advance and each Swing Line Loan from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth herein before and after default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief
Law, with interest on overdue interest to bear interest at the Default Rate to the fullest extent permitted by applicable Laws.

               (b)  Interest accrued on each Base Rate Loan
through the last day of each calendar month shall be due and payable on the fifth Banking Day following that day. Interest accrued on each Swing Line Loan through the last day of each calendar month shall be due and payable on that day. Except as otherwise provided in Section 3.7, the
      ------                                  ---
unpaid principal amount of each Base Rate Loan and each Swing Line Loan shall bear interest at a fluctuating rate per annum equal to the Base Rate plus the Base Rate Spread.
                                 ----
Each change in the interest rate applicable to Base Rate Loans and Swing Line Loans shall take effect simultaneously with the corresponding changes in the Base Rate and the Base Rate Spread. Each change in the Base Rate or the Base Rate Spread shall be effective as of 12:01 a.m. on the Banking Day on which such change the Base Rate or the Base Rate Spread is announced, unless otherwise specified in such announcement, in which case the change shall be effective as so specified.

               (c)  Interest accrued on each CD Rate Loan
which is for a term of 90 days or less shall be due and payable on the last day of the related CD Period. Interest accrued on each other CD Rate Loan shall be due and payable each Quarterly Payment Date and on the last day of the related CD Period. Except as otherwise provided in
                    ------
Section 3.7, the unpaid principal amount of any CD Rate Loan
        ---
shall bear interest at a rate per annum equal to the CD Rate for that CD Rate Loan plus, the applicable CD Rate Spread.
                      ----

               (d) Interest accrued on each Eurodollar Rate Loan which is for a term of three months or less shall be due and payable on the last day of the related Eurodollar Period. Interest accrued on each other Eurodollar Rate Loan shall be due and payable each Quarterly Payment Date and on the last day of the related Eurodollar Period.  Except as
                                                       ------
otherwise provided in Section 3.7, the unpaid principal
                              ---
amount of any Eurodollar Rate Loan shall bear interest at a
rate per annum equal to the Eurodollar Rate for that
Eurodollar Rate Loan plus, the applicable Eurodollar
                     ----
Rate Spread.

               (e)  Interest accrued on each Competitive
Advance shall be due and payable on the maturity date of the Competitive Advance. Except as otherwise provided in
Section 3.7, the unpaid principal amount of each Competitive
        ---
Advance shall bear interest at the fixed interest rate specified in the related Competitive Bid.

               (f)  If not sooner paid, the principal
Indebtedness evidenced by the Notes shall be payable as follows:

               (i)       the principal amount of each CD
     Rate Loan and each Eurodollar Rate Loan shall be payable immediately on the last day of the Interest Period for such Loan;

               (ii)   the principal amount of each
     Competitive Advance shall be payable on the maturity date specified in the related Competitive Bid;

               (iii)     the principal Indebtedness
     evidenced by the Notes shall be payable immediately in immediately available funds, to the extent that the outstanding principal amount of the Loans at any time exceeds the Commitment;

               (iv)      the principal Indebtedness
     evidenced by the Committed Notes shall be payable
     immediately in immediately available funds, to the extent
     that the principal amount of the Loans made under the Main
     Commitment plus the principal amount of any outstanding
                ----
     Competitive Advances at any time exceeds the Main
     Commitment;

               (v)       the principal Indebtedness amount
     of each Competitive Advance shall be payable immediately in immediately available funds on the last day of the interest period for that Competitive Advance; and

               (vi)      the principal Indebtedness
     evidenced by the Swing Line Note shall be payable immediately in immediately available funds, to the extent that the principal amount of the outstanding Swing Line
     Loans at any time exceed the Swing Line Commitment; and

               (vii)     the principal Indebtedness
     evidenced by the Notes shall in any event be payable immediately in immediately available funds on the Maturity
     Date.

               (g)  Subject to clause (h) of this Section,
the Notes may, at any time and from time to time, voluntarily be paid or prepaid in whole or in part without premium or penalty, except that with respect to any
                    ------
voluntary prepayment under this subsection, (i) any partial prepayment of Loans under the Main Commitment shall be in an integral multiple of $1,000,000, but not less than $5,000,000, (ii) any partial prepayment of the Loans under the Swing Line Commitment shall be in an integral multiple of $100,000, but not less than $500,000, (iii) the Administrative Agent shall have received written notice of any prepayment at least one (1) Banking Day, in the case of a Base Rate Loan, and five (5) Banking Days, in the case of a CD Rate Loan or a Eurodollar Rate Loan, before the date of prepayment, which notice shall identify the date and amount of the prepayment and the Loan(s) being prepaid, (iv) each prepayment of principal in respect of a CD Rate Loan or a Eurodollar Rate Loan shall be accompanied by payment of interest accrued through the date of payment on the amount of principal paid and (v) in any event, any payment or prepayment of all or any part of any CD Rate Loan or Eurodollar Rate Loan on a day other than the last day of the applicable Interest Period shall be subject to
Sections 3.5(d) and 3.6(d).
         ------     ------

               (h)  No Competitive Advance Note may be
prepaid without the prior written consent of the Bank making such Competitive Advance.

     3.2  Commitment Fees.  On each Quarterly Payment Date and on
          ---------------
the earlier of the Maturity Date and the date upon which the Obligations are paid in full and the Commitment terminated, Borrower shall pay to the Administrative Agent, for the account of each Bank according to its Pro Rata Share of the Main Commitment, commitment fees equal to the average daily difference between the principal Indebtedness evidenced by the
Committed Advance Notes (other than Indebtedness consisting
of Swing Line Loans) and the Main Commitment times a
                                             -----
percentage, equal for each relevant period to the percentage set forth opposite the credit rating which is the lower of the credit ratings assigned to the First Mortgage Bonds by Moody's Investors Service, Inc. and Standard & Poor's
Corporation, during that period:

          Credit Rating                      Percentage
          -------------                      ----------

          S&P  Moody's
          ---  -------

          A- or A3 (or higher)                .1500%
          BBB+ or Baa1                        .1875%
          BBB or Baa2                         .2000%
          BBB- or Baa3                        .2500%
          BB+ or Ba1 (or lower)               .3750%


On each Quarterly Payment Date and on the earlier of the Maturity Date and the date upon which the Obligations are paid in full and the Swing Line Commitment is terminated, Borrower shall also pay to the Swing Line Bank for the account of the Swing Line Bank a commitment fee equal to the difference between the average daily principal amount of the Swing Line Loans and the Swing Line Commitment times the
                                               -----
percentage set forth above.

     3.3  Agency and Arrangement Fees.  On the date of this
          ---------------------------
Agreement Borrower shall pay to the Administrative Agent, for the sole account of the Administrative Agent, agency and arrangement fees in the amounts heretofore agreed upon by letter agreement between Borrower and Administrative Agent. The agency and arrangement fees are for the sole account of the Administrative Agent and are fully earned upon receipt and are non-refundable.

     3.4  Increased Commitment Costs.  If any Bank determines in
          --------------------------
good faith that compliance with any Law or regulation
enacted or promulgated after the Closing Date, or with any guideline or request from any central bank or other
Governmental Agency issued or made after the Closing Date (whether or not having the force of Law) has or would have the effect of reducing the rate of return on the capital of
such Bank or any corporation controlling such Bank as a consequence of, or with reference to, such Bank's portion of the Commitment or its making or maintaining of Advances or
Swing Line Loans, below the rate which the Bank or such
other corporation could have achieved but for such
compliance (taking into account the policies of such Bank or corporation with regard to capital), then the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), immediately pay to such Bank additional amounts sufficient to compensate such
Bank or other corporation for such reduction.  A certificate as to such amounts, submitted to the Borrower and the Administrative Agent by such Bank, shall be conclusive and binding for all purposes, absent manifest error. Each Bank agrees promptly to notify the Borrower and the
Administrative Agent of any circumstances that would cause
the Borrower to pay additional amounts pursuant to this
Section, provided that the
         --------
failure to give such notice shall not affect the Borrower's obligation to pay such additional amounts hereunder.

          3.5  CD Fees and Costs.
               -----------------

               (a) If, after the date hereof, the existence or occurrence of any Special CD Circumstance:

                    (1)  shall subject any Bank to any tax,
          duty or other charge or cost with respect to any CD Rate Advance, its Notes or its obligation to make CD Rate Advances, or shall change the basis of taxation of payments to any Bank of the principal of or interest on any CD Rate Advance or any other amounts due under this Agreement in respect of any CD Rate Advance, its Notes or its obligation to make CD Rate Advances (except for
                                                      ------
          changes in the rate of tax on the overall net income, gross income or gross receipts of such Bank imposed by the jurisdiction in which such Bank's principal executive office is located);

                    (2)  shall impose, modify or deem appli-
          cable any reserve (including, without limitation, any
                             ---------
          reserve imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirements not already fully taken into account by the CD Assessment Rate and the CD Reserve Percentage against assets of, deposits with or for the account of, or credit extended by, any Bank; or

                    (3)  shall impose on any Bank or the
          certificate of deposit market any other condition affecting any CD Rate Advance, its Notes, its obligation to make CD Rate Advances or this Agreement, or shall otherwise affect any of the same;

     and the result of any of the foregoing, as determined
     by such Bank, increases the cost to such Bank of making or maintaining any CD Rate Advance or in respect of any CD Rate Advance, its Notes or its obligation to make CD Rate
     Advances or reduces the amount of any sum received or receivable by such Bank with respect to any CD Rate Advance, its Notes or its obligation to make CD Rate Advances (assuming such Bank had funded 100% of its CD Rate Advance by accepting a nonpersonal time deposit for a corresponding amount and term), then, upon demand by such Bank (with a copy to the Administrative Agent), Borrower shall pay to
     such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction (determined as though such Bank had funded 100%
     of its CD Rate Advance by accepting a nonpersonal time deposit for a corresponding amount and term). Borrower hereby indemnifies each Bank against, and agrees to hold each Bank harmless from and reimburse each Bank on demand for, all costs, expenses, claims, penalties, liabilities, losses, legal fees and damages incurred or sustained by each Bank in connection with this Agreement, or any of the rights, obligations or transactions provided for or contemplated herein, as a result of the existence or occurrence of any Special CD Circumstance. A statement of any Bank claiming compensation under this subsection shall be conclusive in the absence of manifest error. Each Bank agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle such Bank to compensation pursuant to this Section. If any Bank claims compensation under this Section, Borrower may at any time, upon at least four (4) CD Banking Days prior notice to the Administrative Agent and such Bank, and upon payment in full of the amounts provided for in this Section plus any prepayment fee required by Section 3.5(d),
             ----                                        ------
     pay in full the affected CD Rate Advances of such Bank or request that such CD Rate Advances be converted to Base Rate Advances.

               (b)  If, after the date hereof, the existence
     or occurrence of any Special CD Circumstance shall, in the opinion of any Bank, make it unlawful, impossible or impracticable for such Bank to make, maintain or fund its portion of any CD Rate Loan, or materially restrict the authority of such Bank to purchase or sell, or to take deposits of, nonpersonal time deposits, or to determine or charge interest rates based upon the CD Rate, and such Bank shall so notify the Administrative Agent, then such Bank's obligation to make CD Rate Advances shall be suspended for the duration of such illegality, impossibility or imprac-ticability and the Administrative Agent forthwith shall give notice thereof to the other Banks and Borrower. Upon receipt of such notice, the outstanding principal amount of such Bank's CD Rate Advances, together with accrued interest thereon, automatically shall be converted to Base Rate Advances on either (1) the last day of the CD Period(s) applicable to such CD Rate Advances if such Bank may lawfully continue to maintain and fund CD Rate Advances to such day(s) or (2) immediately if such Bank may not lawfully continue to fund and maintain such CD Rate Advances to such day(s), provided that in such event the conversion shall not
             --------
     be subject to payment of a prepayment fee under
     Section 3.5(d).  In the event that any Bank is unable, for
             ------
     the reasons set forth above, to make, maintain or fund its portion of any CD Rate Loan, such Bank shall fund such amount as a Base Rate Advance, and such amount shall be treated in all respects as a Base Rate Advance.

               (c)  If, with respect to any proposed CD Rate
     Loan:

                    (1)  the Administrative Agent reasonably
          determines that, by reason of circumstances affecting the certificate of deposit market generally that are beyond the reasonable control of the Banks, nonpersonal time deposits (in the applicable amounts) are not being offered to each of the Banks in the certificate of deposit market for the applicable CD Period; or

                    (2)  the Majority Banks advise the
          Administrative Agent that the CD Rate as determined by the Administrative Agent (i does not represent the effective pricing to such Banks for nonpersonal time deposits in the certificate of deposit market in the relevant amount for the applicable CD Period, or (ii) will not adequately and fairly reflect the cost to such Banks of making the applicable CD Rate Advances;

     then the Administrative Agent forthwith shall give notice thereof to Borrower and the Banks, whereupon until the Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Banks to make any future CD Rate Advances shall be suspended. If at the time of such notice there is then pending a Request for Loan that specifies a CD Rate Loan, such Request for Loan shall be deemed to specify a Base Rate Loan.

               (d)  Upon payment or prepayment of any CD
     Rate Advance, or conversion of a CD Rate Advance to a Base Rate Advance (other than as the result of a conversion under
     Section 3.5(b)), on a day other than the last day in the
             -------
     applicable CD Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), Borrower shall pay to the appropriate Bank a prepayment fee calculated as follows (and determined as though 100% of the CD Rate Advance had been funded by acceptance of a nonpersonal time deposit for a corresponding amount and term):

                    (1)  principal amount of the CD Rate
     Advance, times [number of days between the date of
              -----
     prepayment or conversion and the last day in the applicable
     CD Period], divided by 360, times the applicable Interest
                 ----------      -----
     Differential; plus
                   ----

                    (2)  all out-of-pocket expenses incurred
          by the Bank and reasonably attributable to such payment or prepayment;

     provided that no prepayment fee shall be payable (and
     --------
     no credit or rebate shall be required) if the product of the foregoing formula is not positive.  Each Bank's determina-
     tion of the amount of any prepayment fee payable under this
     Section 3.5(d) shall be conclusive in the absence of
             ------
     manifest error.

     3.6  Eurodollar Fees and Costs.
          -------------------------

               (a) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance:

                    (1)  shall subject any Bank or its Euro-
          dollar Lending Office to any tax, duty or other charge or cost with respect to any Eurodollar Rate Advance, its Notes or its obligation to make Eurodollar Rate Advances, or shall change the basis of taxation of payments to any Bank of the principal of or interest on any Eurodollar Rate Advance or any other amounts due under this Agreement in respect of any Eurodollar Rate Advance, its Notes or its obligation to make Eurodollar Rate Advances (except for changes in any tax on the
                         ------
          overall net income, gross income or gross receipts of such Bank or its Eurodollar Lending Office);

                    (2)  shall impose, modify or deem appli-
          cable any reserve (including, without limitation, any
                             ---------
          reserve imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Bank or its Eurodollar Lending Office; or

                    (3)  shall impose on any Bank or its
          Eurodollar Lending Office or the Designated Eurodollar Market any other condition affecting any Eurodollar Rate Advance, its Notes, its obligation to make Eurodollar Rate Advances or this Agreement, or shall otherwise affect any of the same;

     and the result of any of the foregoing, as determined by such Bank, increases the cost to such Bank or its Eurodollar Lending Office of making or maintaining any Euro-dollar Rate Advance or in respect of any Eurodollar Rate
     Advance, its Notes or its obligation to make

     Eurodollar Rate Advances or reduces the amount of any sum received or receivable by such Bank or its Eurodollar
     Lending Office with respect to any Eurodollar Rate Advance, its Notes or its obligation to make Eurodollar Rate Advances (assuming such Bank's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated Eurodollar Market), then, upon demand by such Bank (with a copy to the Administrative Agent), Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction (determined as though such Bank's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated Eurodollar Market). A statement of any Bank claiming compensation under this subsection shall be conclusive in the absence of manifest error. Each Bank agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle such Bank to compensation pursuant to this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the judgment of such Bank, otherwise be disadvantageous to such Bank. If any Bank claims compensation under this Section, Borrower may at any time, upon at least four (4) Eurodollar Banking Days' prior notice to the Administrative Agent and Banks and upon payment in full of the amounts provided for in this Section through the date of such payment plus any prepayment fee required by
                          ----
     Section 3.6 (d), pay in full all Eurodollar Rate Advances or
             -------
     request that all Eurodollar Rate Advances be converted to Base Rate Advances.

               (b)  If, after the date hereof, the existence
     or occurrence of any Special Eurodollar Circumstance shall, in the opinion of any Bank, make it unlawful, impossible or impracticable for such Bank or its Eurodollar Lending Office to make, maintain or fund its portion of any Eurodollar Rate Loan, or materially restrict the authority of such Bank to purchase or sell, or to take deposits of, dollars in the Designated Eurodollar Market, or to determine or charge interest rates based upon the Eurodollar Rate, and such Bank shall so notify the Administrative Agent and the other Banks, then the Banks' obligation to make Eurodollar Rate Advances shall be suspended for the duration of such illegality, impossibility or impracticability and the Administrative Agent forthwith shall give notice thereof to Borrower. Upon receipt of such notice, the outstanding principal amount of all Eurodollar Rate Advances, together with accrued interest thereon, automatically shall be converted to Base Rate Advances with Interest Periods corresponding to the Eurodollar Loans of which such Eurodollar Rate Advances were a part on either
     (1) the last day of the Eurodollar Period(s) applicable to such Eurodollar Rate Advances if the affected Bank may lawfully continue to maintain and fund such Eurodollar Rate Advances to such day(s) or (2) immediately if the affected Bank may not lawfully continue to fund and maintain such Eurodollar Rate Advances to such day(s), provided that in
                                              --------
     such event the conversion shall not be subject to payment of a prepayment fee under Section 3.6(d).
                                    ------

               (c)  If, with respect to any proposed
     Eurodollar Rate Loan:

                    (1)  the Administrative Agent reasonably
          determines that, by reason of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Banks, deposits in dollars (in the applicable amounts) are not being offered to each of the Banks in the Designated Eurodollar Market for the applicable Eurodollar Period; or

                    (2)  the Majority Banks advise the
          Administrative Agent that the Eurodollar Rate as determined by the Administrative Agent (i) does not represent the effective pricing to such Banks for deposits in dollars in the Designated Eurodollar Market in the relevant amount for the applicable Eurodollar Period, or (ii) will not adequately and fairly reflect the cost to such Banks of making the applicable Eurodollar Rate Advances;

     then the Administrative Agent forthwith shall give notice thereof to Borrower and the Banks, whereupon until the Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Banks to make any future Eurodollar Rate Advances shall be suspended. If at the time of such notice there is then pending a Request for Loan that specifies a Eurodollar Rate Loan, such Request for Loan shall be deemed to specify a Base Rate Loan.

               (d)  Upon payment or prepayment of any
     Eurodollar Rate Advance, (other than as the result of a conversion required under Section 3.6(b)), on a day other
                                       -------
     than the last day in the applicable Eurodollar Period (whether voluntarily, involuntarily, by reason of acceler-ation, or otherwise), or upon the failure of Borrower to borrow on the date or in the amount specified for a Eurodollar Rate

     Loan in any Request for Loan, Borrower shall pay to the appropriate Bank a prepayment fee or failure to borrow fee, as the case may be, calculated as follows (and determined as though 100% of the Eurodollar Rate Advance had been funded in the Designated Eurodollar Market):

                    (1)  principal amount of the Eurodollar
          Rate Advance, times [number of days between the date of
                        -----
          prepayment and the last day in the applicable Eurodollar Period], divided by 360, times the applicable Interest
                   ----------      -----
          Differential; plus
                        ----

                    (2)  all actual out-of-pocket expenses
          (other than those taken into account in the calculation of the Interest Differential) incurred by the Bank (excluding allocations of any expense internal to that
           ---------
          Bank) and reasonably attributable to such payment or prepayment;

     provided that no prepayment fee or failure to borrow
     --------
     fee shall be payable (and no credit or rebate shall be required) if the product of the foregoing formula is not a positive number. Each Bank's determination of the amount of any prepayment fee or failure to borrow fee payable under this Section 3.6(d) shall be conclusive in the absence of
                  ------
     manifest error.

     3.7  Default Rate.  From and after the occurrence of any
          ------------
Event of Default the Loans and the Swing Line Loans shall bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Base Rate plus 3% per annum, to the
             ---                  ----
fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including, without limitation,
                              ---------
interest on past due interest) shall be compounded quarterly, on the last day of each calendar quarter, to the fullest extent permitted by applicable Laws.

     3.8  Computation of Interest and Fees.  Computation of
          --------------------------------
interest on Base Rate Loans, Swing Line Loans, Eurodollar Rate
Loans, CD Rate Loans, Competitive Advances and on commitment fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Borrower acknowledges that this calculation method will result in a higher yield to the Banks than a method based on a year of 365 or 366 days. Any Loan or Swing Line Loan that is repaid on the same day on which it is made shall bear interest for one day.

     3.9  Non-Banking Days.  If any payment to be made by Borrower
          ----------------
or any other Party under any Loan Document shall come due on a day other than a Banking Day, payment shall instead be considered due on the next succeeding Banking Day and the extension of time shall be reflected in computing interest.

     3.10  Manner and Treatment of Payments.
           --------------------------------

               (a)  Each payment hereunder or on the Notes
     or under any other Loan Document shall be made to the Administrative Agent for the account of each of the Banks, or the Administrative Agent, as the case may be, in immedi-ately available funds not later than 9:00 a.m. (or, in the case of payments with respect to Swing Line Loans, not later than 12:00 noon) on the day of payment (which must be a Banking Day). All payments received after 9:00 a.m. (or, in the case of payments with respect to Swing Line Loans, not later than 12:00 noon) on any particular Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Administrative Agent for the account of each Bank shall be promptly paid by the Administrative Agent to the applicable Bank in immediately available funds. Should the Administrative Agent fail to remit to any Bank any funds actually received by the Administrative Agent and due to that Bank on the same Banking Day upon which such funds are deemed received by the Administrative Agent as set forth above, that Bank shall be entitled to recover interest on such funds from the Administrative Agent at a rate per annum equal to the
     Federal Funds Rate.   All payments shall be made in lawful
     money of the United States of America.

               (b) Each payment or prepayment on account of any Committed Loan shall be applied pro rata according to the outstanding Committed Advances made by each Bank comprising such Committed Loan. Each payment or prepayment of a Competitive Advance shall be applied to the Competitive Advance Note held by the Bank which made such Competitive Advance.

               (c)  Each Bank shall use its best efforts to
     keep a record of Advances and Swing Line Loans made by it and payments received by it with respect to its Notes and such record shall be presumptive evidence of the amounts owing. Notwithstanding the foregoing sentence, no Bank shall be liable to any Party for any failure to keep such a record.

               (d)  Each payment of any amount payable by
     Borrower or any other Party under this Agreement or any other Loan Document shall be made free and clear of, and without reduction by reason of, any taxes, assessments or other charges imposed by any Governmental Agency, central bank or comparable authority (other than taxes on income or gross receipts generally applicable to banks). To the extent that Borrower is obligated by applicable Laws to make any deduction or withholding on account of taxes, assessments or other charges imposed by any Governmental Agency from any amount payable to any Bank under any Loan Document, Borrower shall (i) make such deduction or with-holding and pay the same to the relevant Governmental Agency and (ii) pay such additional amount to that Bank as is necessary to result in that Bank's receiving a net after-tax (or after-assessment or after-charge) amount equal to the amount to which that Bank would have been entitled under the Loan Document absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to that Bank on account of such taxes, assessments or other charges, that Bank shall refund such excess to Borrower.

               (e) Each Bank which is organized outside the United States of America shall promptly deliver to Borrower and the Administrative Agent a completed Internal Revenue Service Form 4224 and any other certificate or statement or exemption required by applicable Laws, properly completed and duly executed by such Bank, to establish that such payment is (1) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Bank of a trade or business in the United States of America or (2) totally exempt from United States tax under a provision of an applicable tax treaty. Unless Borrower and the Administrative Agent have received such Form or other documents satisfactory to them indicating that payments hereunder or under the Notes are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Administrative Agent shall withhold the taxes from such payment at the applicable statutory rate in the case of payments to or for any Bank organized under the Laws of a jurisdiction outside the United States of America and
     Section 3.10(d) shall not apply thereto.
             -------

     3.11  Funding Sources.  Nothing in this Agreement shall be
           ---------------
deemed to obligate any Bank to obtain the funds for any Loan, Swing Line Loan or Advance in any particular place or manner or to constitute a representation by any Bank that it has obtained or will obtain the funds for any Loan, Swing Line Loan or Advance in any particular place or manner.

     3.12  Failure to Charge Not Subsequent Waiver.  Any
           ---------------------------------------
decision by the Administrative Agent or any Bank not to require payment of any interest (including interest arising under
                         ---------

Section 3.7), fee, cost or other amount payable under
         ---
any Loan Document, or to calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of the Administrative Agent's or such Bank's right to require full payment of any interest (including interest arising under Section 3.7), fee, cost or
 ---------                                ---
other amount payable under any Loan Document, or to calculate an amount payable by another method, on any other or subsequent occasion.

     3.13  Administrative Agent's Right to Assume Payments
           -----------------------------------------------
Will be Made by Borrower.  Unless the Administrative Agent shall
------------------------
have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, the Administrative Agent may, in its discretion, assume that Borrower has remitted such payment when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Bank on such payment date an amount equal to such Bank's share of such assumed payment. If Borrower has not in fact remitted such payment to the Administrative
Agent, each Bank shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Bank, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Bank to the date such amount is repaid to the Administrative
Agent at a rate per annum equal to the actual cost to the Administrative Agent of funding such amount as notified by the Administrative Agent to such Bank.

     3.14  Fee Determination Detail.  The Administrative Agent,
           ------------------------
and any Bank, shall provide reasonable detail to Borrower regarding the manner in which the amount of any payment to the Banks, or that Bank, under Article 3 has been determined.
                           ---------

     3.15  Survivability.  All of Borrower's obligations under
           -------------
Sections 3.4, 3.5 and 3.6 shall survive the date on which all
         ---  ---     ---
Loans and the Swing Line Loans are fully paid.

                          ARTICLE 4
                REPRESENTATIONS AND WARRANTIES
                ------------------------------

          Borrower represents and warrants to the Banks that:

     4.1  Existence and Qualification; Power; Compliance
          ----------------------------------------------
With Laws.  Borrower is a corporation duly formed, validly
---------
existing and in good standing under the Laws of Nevada. Borrower is duly qualified to transact business, and is in good standing, in Nevada and each other jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification or registration necessary, except where the
                                         ------
failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect.  Borrower
has all requisite corporate power and authority to conduct
its business, to own and lease its Properties and to execute and deliver each Loan Document to which it is a Party and to perform the Obligations. All outstanding shares of capital stock of Borrower are duly authorized, validly issued, fully paid, nonassessable and issued in compliance with all applicable state and federal securities and other Laws. Borrower is in compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental
Agency that are necessary for the transaction of its
business, except where the failure so to comply, file,
          ------
register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

     4.2  Authority; Compliance With Other Agreements and
          -----------------------------------------------
Instruments and Government Regulations.  The execution, delivery
--------------------------------------
and performance of the Loan Documents by Borrower have been duly authorized by all necessary corporate action, and do not:

               (a)  Require any consent or approval not
     heretofore obtained of any partner, director, stockholder, security holder or creditor of Borrower;

               (b)  Violate or conflict with any provision
     of Borrower's certificate of incorporation or bylaws;

               (c)  Result in or require the creation or
     imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by Borrower;

               (d)  Violate any Requirement of Law
     applicable to Borrower;

               (e)  result in a breach of or default under,
     or would, with the giving of notice or the lapse of time or both, constitute a breach of or default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Con-tractual Obligation to which Borrower is a party or by which Borrower or any of its Property is bound or affected;

and Borrower is not in violation of, or default under, any
Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in Section 4.2(e), in any
                                              ------
respect that constitutes a Material Adverse Effect.

     4.3  No Governmental Approvals Required.  Subject to the
          ----------------------------------
representations of the Banks contained in Section 11.8, no
                                                  ----
authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is required to authorize or permit under applicable Laws the execution, delivery and performance of the Loan Documents by Borrower.

     4.4  Subsidiaries.
          ------------

               (a)  Schedule 4.4 hereto correctly sets forth
                    ------------
     the names, the form of legal entity, number of shares of capital stock issued and outstanding, jurisdictions of organization and chief executive offices of all Subsidiaries of Borrower. Except as described in Schedule 4.4, Borrower
                                          ------------
     does not own any capital stock or equity interest in any Person.

               (b) Each Subsidiary of Borrower is in compliance with all Laws and other requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, and permits from, and each such Subsidiary has accomplished all filings, registrations, and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the
                                          ------
     failure so to comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

     4.5  Financial Statements.  Borrower has furnished to the
          --------------------
Banks (a) the audited consolidated financial statements of Borrower and its Subsidiaries as at December 31, 1993 and for the Fiscal Year then ended and (b) the unaudited consolidated financial statements of Borrower and its Subsidiaries as at September 30, 1994 and for the three Fiscal Quarters then ended. Such financial statements fairly present the financial condition and the results of operations of Borrower and its Subsidiaries as at such dates and for such periods in accordance with GAAP, consistently applied.

     4.6  No Other Liabilities; No Material Adverse Effect.
          ------------------------------------------------
  Borrower and its Subsidiaries do not have
any material liability or material contingent liability not reflected or disclosed in the balance sheet or notes thereto described in Section 4.5(b), other than liabilities and
                     ------
contingent liabilities arising in the ordinary course of business subsequent to September 30, 1994. No event or circumstance has occurred that constitutes a Material Adverse Effect with respect to Borrower and its Subsidiaries since September 30, 1994 or the Closing Date.

     4.7  Title to and Location of Property.  Borrower and its
          ---------------------------------
Subsidiaries have good and valid title to all the Property reflected in the balance sheet described in Section 4.5(b),
                                                    ------
other than Property subsequently sold or disposed of in the ordinary course of business, free and clear of all Liens and Rights of Others, other than (i) Liens and Rights of Others
                  ----------
permitted by Section 6.8.
                     ---

     4.8  Intangible Assets.  Borrower owns, or possesses the
          -----------------
right to use to the extent necessary in its business, all trademarks, trade names, copyrights, patents, patent rights, computer software, licenses and other Intangible Assets that are used in the conduct of its business as now operated and which are material to the condition (financial or otherwise), business or operations of Borrower, and no such Intangible Asset, to the best knowledge of Borrower, conflicts with the valid trademark, trade name, copyright, patent, patent right or Intangible Asset of any other Person to the extent that such conflict constitutes a Material Adverse Effect.

     4.9  Governmental Regulation.  Borrower and its Subsidiaries
          -----------------------
have obtained all approvals necessary under the Public
Utility Holding Company Act of 1935 and the Federal Power
Act to permit the execution, delivery and performance of the Obligations under the Loan Documents. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Interstate Commerce Act, the Investment Company Act of 1940 or to any other Law limiting or regulating its ability to incur Indebtedness for money borrowed.

     4.10  Litigation.  Except for (a) any matter fully covered
           ----------   ------
(subject to applicable deductibles and retentions) by insurance for which the insurance carrier has assumed full responsibility,
(b) any matter, or series of related matters, involving a claim against Borrower or any of its Subsidiaries of less than $5,000,000, (c) matters described in public documents filed with Governmental Agencies and previously delivered to the Banks, and (d) matters set forth in Schedule 4.10, there are
                                    -------------
no actions, suits, proceedings or investigations pending as
to which Borrower or any of its Subsidiaries have been
served or have received notice or, to the best knowledge of Borrower, threatened against or affecting Borrower or any of its Subsidiaries or any Property of any of them before any Governmental Agency. Except for matters set forth in
                      ------
Schedule 4.10, there is no reasonable basis, to the best
-------------
knowledge of Borrower, for any action, suit, proceeding or investigation against or affecting Borrower or any of its Subsidiaries or any Property of any of them before any Governmental Agency which would constitute a Material
Adverse Effect.

     4.11  Binding Obligations.  Each of the Loan Documents will,
           -------------------
when executed and delivered by Borrower, constitute the legal, valid and binding obligation of Borrower, enforceable
against Borrower in accordance with its terms, except as
                                               ------
enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

     4.12  No Default.  No event has occurred and is continuing
           ----------
that is a Default or Event of Default.

     4.13    Pension Plans.  Schedule 4.13 correctly lists each
             -------------   -------------
Pension Plan which, as of the Closing Date, Borrower or any of its ERISA Affiliates maintains or to which, as of the Closing Date, Borrower or any ERISA Affiliate contributes or is required to contribute.  As of the Closing Date, all contributions
required to be made under any such Pension Plan have been
made to such plan or have been reflected as a liability on
the consolidated balance sheet described in Section 4.5(b).
                                                    ------
There is no "accumulated funding deficiency" within the meaning of Section 302 of ERISA or any liability to the PBGC with respect to any Pension Plan other than a Multiemployer
Plan.

     4.14  Regulations G, U and X.  No part of the proceeds of any
           ----------------------
Advance or Swing Line Loan hereunder will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any "margin stock" (as such term is defined in Regulation G) in violation of Regulations G, U or X. Neither Borrower nor any of its
Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any such "margin stock."

     4.15  Disclosure.  No written statement made by a Responsible
           ----------
Official of Borrower to the Administrative Agent, the Arranger, the Swing Line Bank or any Bank in connection with this Agreement, or in connection with any Advance or Swing Line

Loan, contains any untrue statement of a material fact or omits a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made. Borrower has not intentionally withheld from the Banks any information with respect to any circumstance or event which constitutes a Material Adverse Effect.

     4.16  Tax Liability. Borrower and its Subsidiaries have filed
           -------------
all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes with respect to the periods, Property or transactions covered by said returns, or pursuant to any assessment received by Borrower or any of its Subsidiaries, except (a) taxes for which Borrower has
                  ------
been fully indemnified and (b) such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained. To the best knowledge of Borrower, there is no tax assessment contemplated or proposed by any Governmental
Agency against Borrower or any of its Subsidiaries that would constitute a Material Adverse Effect.

     4.17  Pari Passu Status.  No Indebtedness of Borrower is
           -----------------
entitled to priority of payment over the Obligations, whether by contract or by operation of law, provided that it is
                                 --------
acknowledged that the First Mortgage Bonds have the benefit
of the collateral described in the Indenture.  The Property
of Borrower is not subject to any Lien or Negative Pledge
not described on Schedule 4.17 or Schedule 6.8, other than
                 -------------    ------------
Liens in favor of the Trustee under the Indenture securing the obligations of Borrower under the Indenture.

     4.18  Hazardous Materials.  Except as described in Schedule
           -------------------
4.18, (a) neither of Borrower nor any Subsidiary at any time has
----
disposed of, discharged, released or threatened the release of any Hazardous Materials on, from or under the Property in violation of any Hazardous Materials Law that would individually or in the aggregate constitute a Material
Adverse Effect, (b) to the best knowledge of Borrower, no condition exists that violates any Hazardous Material Law affecting any Property except for such violations that would not individually or in the aggregate have a Material Adverse Effect, (c) no Property or any portion thereof is or has been utilized by Borrower or any Subsidiary as a site for the manufacture of any Hazardous Materials and (d) to the extent that any Hazardous Materials are used, generated or stored by Borrower or any Subsidiary on any Property, or transported to or from such Property by Borrower or any Subsidiary, such use, generation, storage and transportation are in compliance in all material respects with all Hazardous Materials Laws.

                           ARTICLE 5
                     AFFIRMATIVE COVENANTS
                     ---------------------
                  (OTHER THAN INFORMATION AND
                   --------------------------
                    REPORTING REQUIREMENTS)
                    ----------------------

          So long as any Advance or Swing Line Loan remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains in force, Borrower shall, and shall cause each of its Subsidiaries to, unless the Administrative Agent (with the approval of the Majority Banks) otherwise consents in writing:

     5.1  Payment of Taxes and Other Potential Liens.  Pay
          ------------------------------------------
and discharge promptly all taxes, assessments and governmental charges or levies imposed upon any of them, upon their respective Property or any part thereof, upon their respective income or profits or any part thereof or upon any right or interest of the Administrative Agent or any Bank under any Loan Document, except that Borrower and
                                  ------
its Subsidiaries shall not be required to pay or cause to be paid (a) any income or gross receipts tax or any other tax on or measured by income generally applicable to banks or
(b) any tax, assessment, charge or levy that is not yet past due, or is being contested in good faith by appropriate proceedings, so long as the relevant entity has established and maintains adequate reserves for the payment of the same and by reason of such nonpayment and contest no material item or portion of Property of Borrower and its Subsidiaries, taken as a whole, is in jeopardy of being seized, levied upon or forfeited.

     5.2  Preservation of Existence.  Preserve and maintain their
          -------------------------
respective existences in the jurisdiction of their formation and all authorizations, rights, franchises, privileges,
consents, approvals, orders, licenses, permits, or
registrations from any Governmental Agency that are
necessary for the transaction of their respective business,
and qualify and remain qualified to transact business in
each jurisdiction in which such qualification is necessary
in view of their respective business or the ownership or
leasing of their respective Properties except that a merger
                                       ------
permitted under Section 6.2 shall not constitute a violation
                        ---
of this covenant.

     5.3  Maintenance of Properties.  Maintain, preserve and
          -------------------------
 protect all of their respective depreciable Properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of their respective Properties.

     5.4  Maintenance of Insurance.  Maintain liability, casualty
          ------------------------
and other insurance (subject to customary deductibles and retentions), with responsible insurance companies in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which Borrower and its Subsidiaries operate.

     5.5  Compliance With Laws.  Comply with all Requirements of
          --------------------
Laws noncompliance with which constitutes a Material Adverse Effect, except that Borrower and its Subsidiaries need not
        ------
comply with a Requirement of Law then being contested by any of them in good faith by appropriate proceedings.

     5.6  Inspection Rights.  At any time during regular business
          -----------------
hours and as often as requested (but not so as to materially interfere with the business of Borrower or any of its Subsidiaries), permit the Administrative Agent or any authorized employee, agent or representative thereof, to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Properties of, Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with any of their officers, key employees, accountants, customers or vendors. Following the occurrence of any Default, (if in any event the Administrative Agent does not obtain information reasonably satisfactory to a Bank as a result of any examination, audit, visit, inspection or discussion referred to above) each Bank shall, upon written notice to Administrative Agent, be permitted to exercise each of the rights granted to the Administrative Agent by this Section.

     5.7  Keeping of Records and Books of Account.  Keep ade-
          ---------------------------------------
quate records and books of account reflecting all financial transactions in conformity with GAAP, consistently applied, and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over Borrower or any of its Subsidiaries.

     5.8  Compliance With Agreements.  Promptly and fully comply
          --------------------------
with all Contractual Obligations under all material
agreements, indentures, leases and/or instruments to which
any one or more of them is a party, whether such material
agreements, indentures, leases or instruments are with a
Bank or another Person, except that Borrower and its
                        ------
Subsidiaries need not comply with Contractual Obligations
(a) under any such agreements, indentures, leases or instruments then being contested by any of them in good faith by appropriate proceedings or (b) if the failure to comply with such agreements, indentures, leases or instruments does not constitute a Material Adverse Effect.

     5.9  Use of Proceeds.  Use the proceeds of Advances and Swing
          ---------------
Line Loans only for proper corporate purposes of Borrower.

     5.10  Hazardous Materials Laws.  Keep and maintain all
           ------------------------
Property and each portion thereof in compliance in all material respects with all applicable Hazardous Materials Laws and promptly notify the Administrative Agent in writing
(attaching a copy of any pertinent written material) of
(a) any and all material enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened in writing by a Governmental Agency pursuant to any applicable Hazardous Materials Laws, (b) any and all material claims made or threatened in writing by any Person against Borrower relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials and (c) discovery by any Senior
Officer of Borrower of any material occurrence or condition on any real property adjoining or in the vicinity of any Property that could reasonably be expected to cause such Property or any part thereof to be subject to any restrictions on ownership, occupancy, transferability or use of such Property under any applicable Hazardous Materials
Laws.

                           ARTICLE 6
                      NEGATIVE COVENANTS
                      ------------------

          So long as any Advance or Swing Line Loan remains
unpaid, or any other Obligation remains unpaid or
unperformed, or any portion of the Commitment remains in
force, Borrower shall not, and shall not permit any of its
Subsidiaries to, unless the Administrative Agent (with the
approval of the Majority Banks or, if required pursuant to
Section 11.2, all of the Banks) otherwise consents in
        ----
writing:

     6.1  Disposition of Property.  Make any Dispositions of its
          -----------------------
Property, whether now owned or hereafter acquired, other than
                                                   -----
Dispositions of Property having an aggregate value of not more than $100,000,000 during any Fiscal Year.

     6.2  Mergers.  Merge, consolidate or amalgamate with or into
          -------
any Person, except:
            ------

               (a) mergers, consolidations or amalgamations of a Subsidiary of Borrower into Borrower;

               (b) mergers, consolidations or amalgamations in furtherance of Investments and Acquisitions permitted by this Agreement;

provided, in each case, that (y) no Default or Event of
--------
Default occurs by reason of the consummation of such merger, consolidation or amalgamation, and (z) Borrower is the survivor of such merger, consolidation or amalgamation, or Borrower's survivor expressly assumes the Obligations of Borrower to the Administrative Agent and the Banks pursuant to a written instrument which is in form and substance acceptable to the Administrative Agent and the Majority Banks.

     6.3  Investments and Acquisitions.  Make any Acquisition or
          ----------------------------
enter into any agreement to make any Acquisition, or make or suffer to exist any Investment, except:
                                ------

               (a)  Investments existing on the Closing Date
     and disclosed in Schedule 4.4;
                      ------------

               (b)  Investments consisting of Cash
     Equivalents; and

               (c) other Acquisitions and Investments in an aggregate amount not in excess of $50,000,000.

     6.4  Hostile Tender Offers.  Make any offer to purchase or
          ---------------------
acquire, or consummate a purchase or acquisition of, 5% or more of the capital stock of any corporation or other business entity if the board of directors of such corporation or business entity has notified Borrower that it opposes such offer or purchase.

     6.5  Distributions.  Make any Distribution which would result
          -------------
in a Default or, in any event following the occurrence of any Event of Default, whether from capital, income or otherwise, and whether in Cash or other Property.

     6.6  ERISA Compliance.  (a) Permit any Pension Plan, other
          ----------------                                -----
than a Multiemployer Plan, to incur any material "accumulated
----
funding deficiency," as such term is defined in Section 302 of ERISA, whether or not waived, or (b in a manner which could result in the imposition of a material Lien on any Property of Borrower or any of its Subsidiaries pursuant to
Section 4068 of ERISA, (i) permit any Pension Plan maintained by any of them to suffer a Termination Event or
(ii) incur withdrawal liability under any Multiemployer
Plan.

     6.7  Change in Nature of Business.  Make any material change
          ----------------------------
in the nature of the business of Borrower and its Subsidiaries, taken as a whole, as at present conducted.

     6.8  Indebtedness and Contingent Obligations.  Create,
          ---------------------------------------
incur, assume or suffer to exist any Indebtedness or
Contingent Obligation, except:
                       ------

               (a)  Indebtedness and Contingent Obligations
     in favor of the Banks or the Administrative Agent under the Loan Documents;

               (b)  Existing Indebtedness and Contingent
     Obligations disclosed in Schedule 6.8 and, subject to
                              ------------
     Section 6.12, Indebtedness or Contingent Obligations which
             ----
     refinance or replace such Indebtedness or Contingent Obligations, provided, in each case, that the principal
                  --------
     amount thereof is not increased;

               (c)  other unsecured Indebtedness in an
     aggregate principal amount not to exceed $100,000,000 outstanding at any time; and

               (d)  Indebtedness pursuant to any series of
     First Mortgage Bonds hereafter issued in accordance with the terms of the Indenture.

     6.9  Transactions with Affiliates.  Enter into any
          ----------------------------
transaction of any kind with any Affiliate of Borrower other than
                                                       ----- ----
(a) transactions between or among Borrower and its wholly-owned Subsidiaries or between or among its wholly-owned Sub-sidiaries and (b) transactions on terms at least as favorable to Borrower or its Subsidiaries as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power.

     6.10  Common Equity.  Permit Total Common Shareholders
           -------------
Equity, as of the last day of any Fiscal Quarter, to be less than
$575,000,000, plus thirty-three and one third percent (33 1/3%) of
              ----
the net cash proceeds to Borrower of any permanent equity capital of Borrower issued following the Closing Date.

     6.11  Total Debt to Total Capitalization.  Permit the ratio
           ----------------------------------
of Total Debt to Total Capitalization, as of the last day of any Fiscal Quarter, to be greater than 0.65 to 1.00.

     6.12  Amendments to Certain Agreements.  Amend the Indenture
           --------------------------------
in a manner which is adverse to the interests of the Banks or, in any event, to change the definition or means of application of the definition of "Excluded Property" used therein.

                           ARTICLE 7
            INFORMATION AND REPORTING REQUIREMENTS
            --------------------------------------

     7.1  Financial and Business Information.  So long as any
          ----------------------------------
Advance or Swing Line Loan remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains in force, Borrower shall, unless the Administrative Agent (with the approval of the Majority Banks) otherwise consents in writing, deliver to the Banks, at Borrower's sole expense:

               (a) As soon as practicable, and in any event concurrently with its submission to the Securities and Exchange Commission, Borrower's quarterly report on form 10-Q, together with a certificate executed by a Senior Officer of Borrower stating that no Default or Event of Default has occurred as of the date of such quarterly report;

               (b) As soon as practicable, and in any event concurrently with its submission to the Securities and Exchange Commission, Borrower's annual report on form 10-K, together with a certificate executed by a Senior Officer of Borrower stating that no Default or Event of Default has occurred as of the date of such annual report;

               (c) As soon as practicable, and in any event within 45 days after the end of each calendar quarter (other than the last calendar quarter in each year, and then within 90 days after the end of such calendar quarter), a Compliance Certificate;

               (d)  Promptly after the same are available,
     copies of each proxy or financial statement or other report or communication sent to the shareholders of Borrower, and copies of all other regular, periodic and special reports and registration statements which Borrower or a Subsidiary of Borrower may file or be required to file under Sections 13 or 15(d) of the Securities Exchange Act of 1934;

               (e)  Promptly after request by any Bank,
     copies of any other specific report or other document that was filed by Borrower or any of its Subsidiaries with any Governmental Agency if such report or document would, under applicable Laws, be available to any Person submitting a request therefor to that Governmental Agency;

               (f) As soon as practicable, and in any event within one Banking Day after a Responsible Official of Borrower obtains actual knowledge of the existence of any condition or event which constitutes a Default or Event of Default, written notice specifying the nature and period of existence thereof and specifying what action Borrower or any of its Subsidiaries are taking or propose to take with respect thereto;

               (g)  Promptly upon a Senior Officer of
     Borrower becoming aware, and in any event within five Banking Days after becoming aware, of the occurrence of any
     (i) "reportable event" (as such term is defined in Section 4043 of ERISA) or (ii) "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) in connection with any Pension Plan, other than a Multiemployer Plan, or any trust created thereunder, a written notice specifying the nature thereof, what action Borrower and any of its Subsidiaries is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto; and

               (h)  Such other data and information as from
     time to time may be reasonably requested by the Administrative Agent or by any Bank.

                          ARTICLE 8
                          CONDITIONS
                          ----------
     8.1  Initial Advances and Swing Line Loans.  The
          -------------------------------------
obligation of each Bank to make the initial Advance to be made by it hereunder and the obligation of the Swing Line
Bank to make the initial Swing Line Loan is subject to the fulfillment of the following conditions precedent, each of which shall be satisfied prior to the making of the initial
Advances and Swing Line Loans (unless all of the Banks, in their sole and absolute discretion, shall agree otherwise):

               (a)  The Administrative Agent shall have
     received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, each dated as of the Closing Date and each in form and substance satis-factory to the Administrative Agent, its legal counsel, and the Banks (unless otherwise specified or, in the case of the date of any of the following, unless the Administrative Agent and each Bank otherwise agree or direct):

                    (1)  executed counterparts of this
          Agreement, sufficient in number for distribution to the Banks and Borrower;

                    (2)  the Committed Advance Notes
          executed by Borrower in favor of each Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Main Commitment (plus, in the case of the Note delivered to the Swing Line Bank, the Swing Line
          Commitment);

                    (3)  the Competitive Advance Notes
          executed by Borrower in favor of each Bank, each in a principal amount equal to the Main Commitment;

                    (4)  the Swing Line Note executed by
          Borrower in favor of each Bank;

                    (5)  such documentation as the
          Administrative Agent may reasonably require to establish the due organization, valid existence and good standing of each of Borrower and its Subsidiaries, its qualification to engage in business in each jurisdiction in which it is engaged in business or required to be so qualified, its authority to execute, deliver and perform the Loan Documents, and the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including, without limitation,
                             ---------
          certified copies of its certificate of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions, incumbency certificates, Certificates of Responsible Officials, and the like;

                    (6)  the Opinion of Counsel;

                    (7)  a Certificate of a Responsible
          Official signed by a Senior Officer of Borrower
          certifying that the conditions specified in Sections
          8.1(b), and 8.1(c) have been satisfied;
          ------      ------

                    (8)  a Request for Loan;

                    (9)  evidence that the execution,
          delivery and performance of the Loan Documents has been authorized and approved by the Nevada Public Service Commission and any other Governmental Agencies, the approval of which is required to permit Borrower to legally enter into the Loan Documents;

                    (10) a Certificate of a Responsible
          Official of Borrower certifying that the attached copies of the Indenture and all amendments thereto are true, correct and complete.

                   (11)  such other assurances, certificates,
          documents, consents or opinions as the Administrative
          Agent reasonably may require.

               (b)  The representations and warranties of
     Borrower contained in Article 4 shall be true and correct.
                           ---------

               (c) Borrower shall be in compliance with all the terms and provisions of the Loan Documents, and no Default or Event of Default shall have occurred and be continuing.

               (d)  Borrower shall, concurrently with the
     Closing Date repay in full the indebtedness to the other lenders under the Existing Loan Documents, as well as all interest, costs, fees and expenses associated therewith.

               (e)  Borrower shall have paid the fees
     described in Section 3.3.
                          ---

     8.2  Any Advance or Swing Line Loan.  In addition to any
          ------------------------------
applicable conditions precedent set forth elsewhere in this
Article 8, the obligation of each Bank to make any Advance, and
---------
the obligation of the Swing Line Bank to make any Swing Line Loan, is subject to the following conditions precedent:

               (a)  except as disclosed by Borrower and
     approved in writing by the Majority Banks, the represen-tations and warranties contained in Article 4 (other than
                                         ---------  ----- ----
     Sections 4.4(a), 4.6 (first sentence), and 4.10) shall be
              ------  ---                       ----
     true and correct on and as of the date of the Advance or Swing Line Loan as though made on that date;

               (b)  other than matters described in
     Schedule 4.10, Schedule 4.18, or not required as of the
     -------------  -------------
     Closing Date to be therein described, there shall not be then pending or threatened any action, suit, proceeding or investigation against or affecting Borrower or any of its Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect;

               (c)  the Administrative Agent shall have
     timely received a Request for Loan in compliance with
     Article 2 (or telephonic or other request for loan referred
     ---------
     to in the second sentence of Section 2.1(c), if applicable)
                                          ------
     and shall have promptly notified each Bank that is to fund such Advance or Swing Line Loan of such request;

               (d)  No Default or Event of Default, nor any
     Material Adverse Effect, shall have occurred; and

               (e)  the Administrative Agent shall have
     received, in form and substance satisfactory to the Administrative Agent, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent reasonably may require.

                          ARTICLE 9

     EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT
     ----------------------------------------------------

     9.1  Events of Default.  The existence or occurrence of any
          -----------------
one or more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

               (a)  Borrower fails to pay any principal on
     any of the Notes, or any portion thereof, on the date when due; or

               (b)  Borrower fails to pay any interest on
     any of the Notes, or any portion thereof, within two (2) Banking Days after the date when due; or fails to pay any other fee or amount payable to Administrative Agent or the Banks under any Loan Document, or any portion thereof, within two (2) Banking Days after demand therefor; or

               (c)  Any failure to comply with Section 7.1(f); or
                                                       ------

               (d)  Borrower, any of its Subsidiaries or any
     other Party fails to perform or observe any covenant or
     agreement contained in Article 6 of the Loan Agreement; or
                            ---------

               (e) Borrower, any of its Subsidiaries or any other Party fails to perform or observe any other covenant or agreement contained in the Loan Agreement or any other Loan Document within thirty (30) days after the giving of notice by the Administrative Agent or the Majority Banks of such Default; or

               (f)  Any representation or warranty made in
     any Loan Document proves to have been incorrect when made or reaffirmed in any respect that is materially adverse to the interests of the Administrative Agent or the Banks; or

               (g)  Borrower or any of its Subsidiaries
     (i) fails to pay the principal, or any principal install-ment, of any present or future indebtedness for borrowed money (other than under the Notes) in an amount in excess of
            ----------
     $15,000,000, or any guaranty of present or future indebtedness for borrowed money in an amount in excess of $15,000,000, on its part to be paid, when due (or within any stated grace period), whether at the maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event to occur, in connection with any present or future indebtedness for borrowed money in an amount in excess of $15,000,000, or of any guaranty of present or future indebtedness for borrowed money in excess of $15,000,000, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such indebtedness due before the date on which it otherwise would become due; or

               (h) Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of the Banks or satisfaction in full of all the Obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect which, in any such event in the reasonable opinion of the Majority Banks, is materially adverse to the interests of the Banks; or Borrower denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind same; or

               (i)  A judgment against Borrower or any of
     its Subsidiaries is entered for the payment of money in excess of $5,000,000 and, absent procurement of a stay of execution, such judgment remains unbonded or unsatisfied for thirty (30) calendar days after the date of entry of judg-ment, or in any event, later than five (5) days prior to the date of any proposed foreclosure sale thereunder; or

               (j)  Borrower or any of its Subsidiaries
     institutes or consents to any proceeding under a Debtor Relief Law relating to it or to all or any part of its Property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its Property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under a Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person and continues undismissed or unstayed for sixty (60) calendar days; or any judgment, writ, warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of any such Person and is not released, vacated or fully bonded within sixty (60) calendar days after its issue or levy; or

               (k) The occurrence subsequent to the Closing Date of a Termination Event with respect to any Pension Plan, maintained by Borrower or any ERISA Affiliate of Borrower if the aggregate liability of Borrower and its ERISA Affiliates under ERISA as a result thereof exceeds $5,000,000; or the complete or partial withdrawal subsequent to the Closing Date by Borrower or any of its ERISA Affiliates from any Multiemployer Plan if the aggregate liability of Borrower and its ERISA Affiliates as a result thereof exceeds $5,000,000.

     9.2  Remedies Upon Event of Default.  Without limiting any
          ------------------------------
other rights or remedies of the Administrative Agent or the Banks provided for elsewhere in this Agreement, or the Loan Documents, or by applicable Law, or in equity, or otherwise:

               (a)  Upon the occurrence of any Event of
     Default other than an Event of Default described in
     Section 9.1(j):
             ------

                    (1)  the commitment to make Advances and
          Swing Line Loans and all other obligations of the Administrative Agent, the Swing Line Bank or the Banks and all rights of Borrower and any other Parties under the Loan Documents shall be suspended without notice to or demand upon Borrower, which are expressly waived by Borrower, except that, subject to Section 11.2, the
                    ------                          ----
          Majority Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Majority Banks (or all of the Banks, as the case may be), to reinstate the Commitment and make further Advances and Swing Line Loans, which waiver or determination shall apply equally to, and shall be binding upon, all the Banks; and

                    (2)  the Majority Banks may request the
          Administrative Agent to, and the Administrative Agent thereupon shall, terminate the Commitment and declare all or any part of the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

               (b)  Upon the occurrence of any Event of Default
      described in Section 9.1(j):
                           ------

                    (1)  the commitment to make Advances and
          Swing Line Loans and all other obligations of the Administrative Agent, the Swing Line Bank or the Banks and all rights of Borrower and any other Parties under the Loan Documents shall terminate without notice to or demand upon Borrower, which are expressly waived by Borrower, except that all the Banks may waive the Event
                    ------
          of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Banks, to reinstate the Commitment and make further Advances and Swing Line Loans, which waiver or determination shall apply equally to, and shall be binding upon, all the Banks; and

                    (2)  the unpaid principal of all Notes,
          all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

               (c)  Upon the occurrence of any Event of
     Default, the Banks and the Administrative Agent, or any of them, without notice to or demand upon Borrower, which are expressly waived by Borrower, may proceed to protect, exercise and enforce their rights and remedies under the Loan Documents against Borrower and any other Party and such other rights and remedies as are provided by Law or equity.

               (d) The order and manner in which the Banks' rights and remedies are to be exercised shall be determined by the Majority Banks in their sole discretion, and all payments received by the Administrative Agent and the Banks, or any of them, shall be applied first to the costs and expenses (including attorneys' fees and disbursements) of the Administrative Agent, acting as Administrative Agent, and of the Banks, and thereafter paid pro rata to the Banks in the same proportions that the aggregate Obligations owed to each Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks. Regardless of how each Bank may treat payments for the purpose of its own accounting, for the purpose of computing Borrower's Obligations hereunder and under the Notes, payments shall be applied first, to the costs and expenses (including
             -----
     attorneys' fees and disbursements) of the Administrative
     Agent, acting as the

     Administrative Agent, and then to the Banks, as set forth above, second, to the payment of accrued and unpaid interest
            ------
     due under any Loan Documents to and including the date of such application (ratably, and without duplication, according to the accrued and unpaid interest due under each of the Loan Documents), and third, to the payment of all other amounts
                     -----
     (including principal and fees) then owing to the Administrative Agent or the Banks under the Loan Documents. No application of payments will cure any Event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of the Banks hereunder or thereunder or at law or in equity.

                          ARTICLE 10
                   THE ADMINISTRATIVE AGENT
                   ------------------------

     10.1  Appointment and Authorization.  Each Bank hereby
           -----------------------------
irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof or are reasonably incidental, as determined by the Administrative Agent, thereto. This appointment and authorization is intended solely for the purpose of facilitating the servicing of the Advances and does not constitute appointment of the Administrative Agent as trustee for any Bank or as representative of any Bank for any other purpose and, except
                                                      ------
as specifically set forth in the Loan Documents to the contrary, the Administrative Agent shall take such action and exercise such powers only in an administrative and ministerial capacity. The Administrative Agent is the agent of the Banks only and does not assume any agency relationship with Borrower, express or implied.

     10.2  Administrative Agent and Affiliates.  First
           -----------------------------------
Interstate Bank of Nevada, N.A. (and each successor
Administrative Agent) has the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it was not the Administrative Agent, and the term "Bank" or "Banks" includes First Interstate Bank of
Nevada, N.A. in its individual capacity.  First Interstate
Bank of Nevada, N.A. (and each successor Administrative
Agent) and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrower, any Subsidiary thereof, or any Affiliate of Borrower or any Subsidiary thereof, as if it was not the Administrative Agent and without any duty to account therefor to the Banks. First Interstate Bank of Nevada, N.A. (and each successor Administrative Agent) need not account to any other Bank for any monies received by it for reimbursement of its fees, costs and expenses as Administrative Agent hereunder, or for any monies received by it in its capacity as a Bank hereunder. Neither the Arranger, the Swing Line Bank nor the Administrative Agent shall be deemed to hold a fiduciary relationship with any Bank and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative
Agent, the Swing Line Bank or the Arranger.

     10.3  Proportionate Interest of the Banks in any
           ------------------------------------------
Collateral.  The Administrative Agent, on behalf of all the Banks,
----------
shall hold in accordance with the Loan Documents all collateral or interests therein, if any, received or held by the Administrative Agent. Subject to the Administrative Agent's, the Swing Line Bank's and the Bank's rights to reimbursement for their costs and expenses hereunder (including attorneys' fees
                                        ---------
and disbursements and other professional services) and subject to the application of payments in accordance with Section 9.2(d),
                                                       ------
each Bank (including the Swing Line Bank) shall have an interest in any collateral or interests therein in the same proportions that the aggregate Obligations beneficially owed such Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks.

     10.4  Banks' Credit Decisions.  Each Bank agrees that it has,
           -----------------------
independently and without reliance upon the Administrative
Agent, the Arranger, the Swing Line Bank, any other Bank or the directors, officers, agents, employees or attorneys of the Administrative Agent, the Arranger, the Swing Line Bank or of any other Bank, and instead in reliance upon information supplied to it by or on behalf of Borrower and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Bank also agrees that it shall, independently and without reliance upon the Administrative Agent, the Arranger, the Swing Line Bank any other Bank or the directors, officers, agents, employees or attorneys of the Administrative Agent, the Arranger, the Swing Line Bank or of any other Bank, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents.

     10.5  Action by Administrative Agent; Etc..
           ------------------------------------

               (a)  The Administrative Agent and the Swing
     Line Bank may assume that no Default has occurred and is continuing, unless the Administrative Agent and the Swing Line Bank have received written notice from Borrower stating the nature of the Default or has received written notice from a Bank stating the nature of the Default and that such Bank considers the Default to have occurred and to be continuing.

               (b)  The Administrative Agent has only those
     obligations under the Loan Documents as are expressly set forth therein. The Arranger has no obligations under the Loan Documents, although it is an intended third party beneficiary of those Sections of this Agreement which refer to the Arranger.

               (c)  Except for any obligation expressly set
                    ------
forth in the Loan Documents and as long as the
Administrative Agent may assume that no Event of Default has occurred and is continuing, the Administrative Agent may, but shall not be required to, exercise its discretion to act or not act, except that the Administrative Agent
            ------
     shall be required to act or not act upon the instructions of the Majority Banks (or of all the Banks, to the extent required by this Agreement) and those instructions shall be binding upon the Administrative Agent and all the Banks, provided that the Administrative Agent shall not be required
     --------
     to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent.

               (d)  If the Administrative Agent has received
     a written notice specified in clause (a), the Administrative
                                          ---
     Agent shall give notice thereof to the Banks and shall act or not act upon the instructions of the Majority Banks (or of all the Banks, to the extent required by Section 11.2),
                                                         ----
     provided that the Administrative Agent shall not be required
     --------
     to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent, and except that if the Majority Banks (or all the Banks, if
         ------
     required under this Agreement) fail, for five (5) Banking Days after the receipt of notice from the Administrative Agent, to instruct the Administrative Agent, then the Administrative Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of the Banks.

               (e)  The Administrative Agent shall have no
     liability to any Bank for acting, or not acting, as instructed by the Majority Banks (or all the Banks, if required under this Agreement), notwithstanding any other provision hereof.

     10.6  Liability of Administrative Agent and Arranger.
           ----------------------------------------------
Neither the Administrative Agent, the Arranger,
nor any of their respective directors, advisors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross
                         ------
negligence or willful misconduct. Without limitation on the foregoing, the Administrative Agent, the Arranger and their respective directors, advisors, officers, agents, employees and attorneys:

               (a)  May treat the payee of any Note as the
     holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by the payee, and may treat each Bank as the owner of that Bank's interest in the Obligations for all purposes of this Agreement until the Administrative Agent receives written notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by that Bank.

               (b)  May consult with legal counsel
     (including in-house legal counsel), accountants (including
      ---------                                       ---------
     in-house accountants) and other professionals or experts selected by it, or with legal counsel, accountants or other professionals or experts for Borrower and/or its Subsidiaries or the Banks, and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts.

               (c)  Shall not be responsible to any Bank for
     any statement, warranty or representation made in any of the Loan Documents or in any notice, certificate, report, request or other statement (written or oral) given or made in connection with any of the Loan Documents, unless such
                                                   ------
     statement, warranty or representation is an independent statement, warranty or representation of the Administrative Agent which is not based upon information received by the Administrative Agent from Borrower or any other Person not affiliated with the Administrative Agent.

               (d)  Except to the extent expressly set forth
                    ------
     in the Loan Documents, shall have no duty to ask or inquire as to the performance or observance by Borrower or its Subsidiaries of any of the terms, conditions or covenants of any of the Loan Documents or to inspect any collateral or the Property, books or records of Borrower or its Subsidiaries.

               (e)  Will not be responsible to any Bank for
     the due execution, legality, validity, enforceability, gen-uineness, effectiveness, sufficiency or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith, or any collateral.

               (f)  Will not incur any liability by acting
     or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, request or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties.

               (g)  Will not incur any liability for any
     arithmetical error in computing any amount paid or payable by the Borrower or any Subsidiary or Affiliate thereof or paid or payable to or received or receivable from any Bank under any Loan Document, including, without limitation,
                              ---------
     principal, interest, commitment fees, Advances, Swing Line Loans and other amounts; provided that, promptly upon
                              --------
     discovery of such an error in computation, the Administrative Agent, the Banks and (to the extent applicable) Borrower and/or its Subsidiaries or Affiliates shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred.

     10.7  Indemnification.  Each Bank and the Swing Line Bank
           ---------------
shall, ratably in accordance with their respective portions of the Commitment, indemnify and hold the Administrative Agent, and the Arranger and their respective directors, advisors,
officers, agents, employees and attorneys harmless against
any and all liabilities, obligations, losses, damages,
penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including,
                                                ---------
without limitation, attorneys' fees and disbursements) that
may be imposed on, incurred by or asserted against it or
them in any way relating to or arising out of the Loan
Documents (other than losses incurred by reason of the
failure of Borrower to pay the indebtedness represented by
the Notes and interest thereon or to pay the fees described
in Sections 3.2 and 3.3) or any action taken or not taken by
            ---     ---
First Interstate Bank of Nevada, N.A. as Administrative
Agent thereunder, except such as result from their own gross
                  ------
negligence or willful misconduct. Without limitation on the foregoing, each Bank shall reimburse the Administrative
Agent and the Arranger upon demand for that Bank's ratable
share of any cost or expense incurred by the Administrative
Agent or the Arranger in connection with the negotiation, preparation, execution, delivery, amendment, waiver, restructuring, reorganization (including a bankruptcy reor-
                               ---------
ganization), enforcement or attempted enforcement of the
Loan Documents, to the extent that Borrower or any other
Party is required by Section 11.3 to pay that cost or
                             ----
expense but fails to do so upon demand.

     10.8  Successor Administrative Agent.  If the Administrative
           ------------------------------
Agent determines that for it to continue as Administrative
Agent would result in a conflict of interest affecting the Administrative Agent, or would create an unacceptable risk of significant liability of the Administrative Agent to a
third party, or would otherwise be inadvisable under
prevailing standards of banking prudence, it may resign as
such at any time upon prior written notice to Borrower and
the Banks, to be effective upon a successor's acceptance of appointment as Administrative Agent. The Administrative
Agent may also resign as such absent such a determination by it with the consent of Borrower, which shall not be
unreasonably withheld, to be likewise effective. The Majority Banks at any time may remove the Administrative Agent by written notice to that effect to be effective on
such date as the Majority Banks designate.  In either event:
(a) the Majority Banks shall appoint a successor
Administrative Agent, who must be from among the Banks,
provided that any resigning Administrative Agent shall be
--------
entitled to appoint a successor Administrative Agent from among the Banks, subject to acceptance of appointment by that successor Administrative Agent, if the Majority Banks have not appointed a successor Administrative Agent within thirty (30) days after the date the resigning Administrative Agent gave notice of resignation; (b) upon a successor's acceptance of appointment as Administrative Agent, the successor will thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent or the removed Administrative Agent; and (c) upon the effectiveness of any resignation or removal, the resigning Administrative Agent or the removed Administrative Agent thereupon will be discharged from its duties and obligations thereafter arising under the Loan Documents other than obligations arising as a result of any action or inaction of the resigning Administrative Agent or the removed Administrative Agent prior to the effectiveness of such resignation or removal.

     10.9  No Obligations of Borrower.  Nothing contained in this
           --------------------------
Article 10 shall be deemed to impose upon Borrower any
----------
obligation in respect of the due and punctual performance by the Administrative Agent of its obligations to the Banks under any provision of this Agreement, and Borrower shall have no liability to the Administrative Agent or any of the Banks in respect of any failure by the Administrative Agent or any Bank to perform any of its obligations to the Administrative Agent or the Banks under this Agreement.
Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrower to the Administrative Agent for the account of the Banks, Borrower's obligations to the Banks in respect of such payments shall be deemed to be satisfied upon the making of such payments to the Administrative Agent in the manner provided by this Agreement.

     10.10  The Swing Line.  It is intended that each Bank and the
            --------------
Swing Line Bank shall have a proportionate credit risk with respect to the credit facilities extended pursuant to this Agreement (other than any Competitive Advances) equal for each
           -----
Bank to the proportion which (a) the amount of that Bank's Pro Rata Share of the Main Commitment plus in the case of the Swing
                                  ----
Line Bank, the Swing Line Commitment, bears to (b) the
Commitment.  To the extent, if any, that the aggregate

principal amount of the Obligations (other than any
                                     -----
Competitive Advances) owed to any Bank are ratably in excess of its
proportionate share of the Obligations (determined in accordance with the foregoing sentence), then each Bank shall be deemed to have purchased a ratable unfunded participation in the excess such Obligations owed to that Bank. Upon the occurrence of an Event of Default, each Bank and the Swing Line Bank agree that (x) the amount of the Main Commitment shall be increased by the amount of the Swing Line Commitment and the Swing Line Commitment terminated, (y) each Bank (or, in the appropriate case, the Swing Line Bank) shall pay to the Swing Line Bank (or, in the appropriate case, to the Banks) such amounts as are necessary to result in the Obligations (other than any
                                        -----
outstanding Competitive Advances) owed to each Bank being ratably equal, provided however, that in no event shall any
               --------
Bank be obligated to make Advances to Borrower which are greater than its pro rata share of the total Commitment.

                          ARTICLE 11
                         MISCELLANEOUS
                         -------------
     11.1  Cumulative Remedies; No Waiver.  The rights, powers,
           ------------------------------
privileges and remedies of the Administrative Agent and the Banks provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power,
privilege or remedy provided by Law or equity.  No failure
or delay on the part of the Administrative Agent or any Bank in exercising any right, power, privilege or remedy may be,
or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy. The terms and conditions of Article 8 hereof are inserted for the sole
              ---------
benefit of the Administrative Agent and the Banks; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Loan without prejudicing the Administrative Agent's or the Banks' rights to assert them in whole or in part in respect of any other Loan.

     11.2  Amendments; Consents.  No amendment, modification,
           --------------------
supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by the Borrower or any other Party therefrom, may in any event be effective unless in writing signed by the Administrative Agent with the approval in writing of the Majority Banks and Borrower, and then only in the specific instance and for the specific purpose given; and, without the approval in writing of all the Banks, no amendment, modification, supplement, termination, waiver or consent may be effective:

               (a)  To amend or modify the principal of, or
     the amount of principal, or the rate of interest payable on, any Note, or the amount of the Main Commitment, the Swing Line Commitment or the Commitment or of any commitment fee payable to any Bank, or any other fee or amount payable to any Bank under the Loan Documents;

               (b)  To postpone any date fixed for any
     payment of principal of, prepayment of principal of or any installment of interest on, any Note or any installment of any commitment fee, or any other fee or amount payable to any Bank under the Loan Documents, or to extend the term of the Commitment, or to release any collateral for the Obligations;

               (c)  To amend or modify the provisions of the
definitions of "Commitment", "Main Commitment", "Majority
                ----------    ---------------    --------

     Banks", or "Swing Line Commitment", Section 6.8 or this
     -----       ---------------------           ---
     Section; or

               (d) To amend or modify any provision of this Agreement that expressly requires the consent or approval of all the Banks.

Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section shall apply equally to, and shall be binding upon, all the Banks and the Administrative Agent.

     11.3  Costs, Expenses and Taxes.  Borrower shall pay on
           -------------------------
demand the reasonable costs and expenses of the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of the Loan Documents, and of the Administrative Agent, the Swing Line Bank and the
Banks in connection with any amendment, waiver, refinancing, restructuring, reorganization (including a bankruptcy reor-
                               ---------
ganization), enforcement or attempted enforcement of the
Loan Documents, and any matter related thereto, including,
                                                ---------
without limitation, filing fees, recording fees, title
insurance fees, appraisal fees, search fees and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel, independent public accountants and other outside experts retained by the Administrative Agent or any Bank, and including, without
                                      ---------
limitation, any costs, expenses or fees incurred or suffered by the Administrative Agent or any Bank in connection with or during the course of any bankruptcy or insolvency proceedings of Borrower or any Subsidiary thereof. Borrower shall pay any and all documentary and other taxes (other than income or gross receipts taxes generally applicable to banks) and all costs, expenses, fees and charges payable or determined to be payable in connection with the filing or recording of this Agreement, any other Loan Document or any other instrument or writing to be delivered hereunder or thereunder, or in connection with any transaction pursuant hereto or thereto, and shall reimburse, hold harmless and indemnify the Administrative Agent and the Banks from and against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any tax, cost, expense, fee or charge or that any of them may suffer or incur by reason of the failure of any Party to perform any of its Obligations. Any amount payable to the Administrative Agent or any Bank under this Section shall bear interest from the second Banking Day following the date of demand for payment at the Default Rate.

     11.4  Nature of Banks' Obligations.  The obligations of the
           ----------------------------
Banks hereunder are several and not joint or joint and several. Nothing contained in this Agreement or any other
Loan Document and no action taken by the Administrative
Agent or the Banks or any of them pursuant hereto or thereto may, or may be deemed to, make the Banks a partnership, an association, a joint venture or other entity, either among themselves or with the Borrower or any Affiliate of the Borrower. Each Bank's several obligation to make Committed Advances is conditioned upon the performance by all other
Banks of their obligations to make similar Committed
Advances. A default by any Bank will not increase the amount of the Commitment attributable to any other Bank, and any Bank not in default may, if it desires, assume in such proportion as the nondefaulting Banks agree the obligations of any Bank in default, but is not obligated to do so.

     11.5  Survival of Representations and Warranties.  All
           ------------------------------------------
representations and warranties contained herein or in any other Loan Document, or in any certificate or other writing delivered by or on behalf of any one or more of the Parties to any Loan Document, will survive the making of the Advances hereunder and the execution and delivery of the Notes, and have been or will be relied upon by the Administrative Agent and each Bank, notwithstanding any investigation made by the Administrative Agent or any Bank or on their behalf.

     11.6  Notices.  Except as otherwise expressly provided in the
           -------   ------
Loan Documents: (a) All notices, requests, demands, directions and other communications provided for hereunder or under any other Loan Document must be in writing and must be mailed, telecopied, or personally delivered to the appropriate party at the address set forth on the signature pages of this
Agreement or other applicable Loan Document or, as to any
party to any Loan Document, at any other address as may be designated by it in a written notice sent to all other parties to such Loan Document in accordance with this
Section and (b) Any notice, request, demand, direction or
other communication given by telecopier, must be confirmed
within 48 hours by letter mailed or delivered to the
appropriate party at its respective address.  Except as
                                              ------
otherwise expressly provided in any Loan Document, if any notice, request, demand, direction or other communication required or permitted by any Loan Document is given by mail it will be effective on the earlier of receipt or the third calendar day after deposit in the United States mail with first class or airmail postage prepaid; if given by telex or telecopier, when sent; or if given by personal delivery, when delivered.

     11.7  Execution of Loan Documents; Counterparts.  Unless the
           -----------------------------------------
Administrative Agent otherwise specifies with respect to any Loan Document, this Agreement and any other Loan Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, when taken together will be deemed to be but one and the same instrument. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

     11.8  Binding Effect; Assignment.
           --------------------------

          (a)  This Agreement and the other Loan Documents
     to which Borrower is a Party will be binding upon and inure to the benefit of Borrower, the Administrative Agent, each of the Banks, and their respective successors and assigns, except that Borrower may not assign its rights hereunder or
     ------
     thereunder or any interest herein or therein without the prior written consent of all the Banks. Each Bank represents that it is not acquiring its Notes with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (subject to any requirement that disposition of such Notes must be within the control of such Bank). Any Bank may at any time pledge its Notes or any other instrument evidencing its rights as a Bank under this Agreement to a Federal Reserve Bank, but no such pledge shall release that Bank from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Bank hereunder absent foreclosure of such pledge.

          (b)  From time to time following the Closing Date,
     each Bank may assign to one or more Eligible Assignees all or any portion of its Pro Rata Share of the Main Commitment; provided that (i) such Eligible Assignee, if not then a
     --------
     Bank, shall be reasonably acceptable to the Administrative Agent, (ii) such assignment shall be evidenced by a Commitment Assignment and Acceptance, a copy of which shall be furnished to the Administrative Agent for registration as hereinbelow provided, (iii) the assignment shall not assign a Pro Rata Share of the Main Commitment equivalent to less than $10,000,000 unless the assigning Bank thereby assigns its entire Pro Rata Share and (iv) the effective date of any such assignment shall be as specified in the Commitment Assignment and Acceptance, but without the consent of the Administrative Agent not earlier than the date which is ten (10) Banking Days after the date the Administrative Agent has registered the Commitment Assignment and Acceptance in the register kept for that purpose by the Administrative Agent described below. Upon the effective date of such Commitment Assignment and Acceptance, the Eligible

     Assignee named therein shall be a Bank for all purposes of this Agreement, with the Pro Rata Share of the Main Commitment therein set forth and, to the extent of such Pro Rata Share, the assigning Bank shall be released from its obligations under this Agreement. Borrower agrees that it shall execute and deliver (against delivery by the assigning Bank to Borrower of its Notes) to such assignee Bank, Note evidencing that assignee Bank's Pro Rata Share of the Main Commitment and any Competitive Advances to be made by that Bank, and to the assigning Bank, a Note evidencing the remaining balance Pro Rata Share retained by the assigning Bank.

          (c) By executing and delivering a Commitment Assignment and Acceptance, the Eligible Assignee thereunder acknowledges and agrees that: (i) other than the representation and warranty that it is the legal and beneficial owner of the Pro Rata Share of the Main Commitment being assigned thereby free and clear of any adverse claim, the assigning Bank has made no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan Document; (ii) the assigning Bank has made no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance by Borrower of the Obligations;
     (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Commitment Assignment and Acceptance; (iv) it will, independently and without reliance upon the Administrative Agent or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) it appoints and authorizes the Administrative Agent to take such action and to exercise such powers under this Agreement as are delegated to the Administrative Agent by this Agreement; and (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

               (d)  The Administrative Agent shall maintain
     at the Administrative Agent's Office a copy of each Commitment Assignment and Acceptance delivered to it and a register for recordation of the names and addresses of the Banks and their respective Pro Rata Shares of the Main Commitment. Upon receipt of a completed Commitment Assignment and Acceptance executed by any Bank and an Eligible Assignee, and upon receipt of a registration fee of $3,000 from such Eligible Assignee, Administrative Agent shall record the making of the assignments contemplated in such Commitment Assignment and Acceptance in such register. The entries in such register shall be conclusive in the absence of manifest error, and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the register as a Bank hereunder for all purposes of this Agreement.

               (e)  Each Bank may from time to time without
     the consent of Borrower or the Administrative Agent grant participations to one or more banks or other financial institutions in a portion of its Pro Rata Share of the Main Commitment; provided, however, that (i) such Bank's
                 --------  -------
     obligations under this Agreement shall remain unchanged,
     (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations,
     (iii) the participating banks or other financial institutions shall not be a Bank hereunder for any purpose except, if the participation agreement so provides, for the
     ------
     purposes of Sections 3.4, 3.5, 3.6, and 11.11 but only to
                          ---  ---  ---      -----
     the extent that the cost of such benefits to Borrower does not exceed the cost which Borrower would have incurred in respect of such Bank absent the participation,
     (iv) Borrower, the Administrative Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (v) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than
                                                    ----------
     those which (A) increase the monetary amount of any of the Commitment, (B) extend the Maturity Date or any other date upon which any payment of money is due to the Banks or
     (C) reduce the rate of interest on the Notes, or any fee or any other monetary amount payable to the Banks and (vi) such Bank shall notify the Administrative Agent in writing of the identity of the participant and the amount of the participation interest within five Banking Days after the date granted.

               (f)  The Swing Line Bank may assign the
     entire Swing Line Commitment subject to the conditions and in the manner applicable to assignments of portions of the Main Commitment set forth above.

     11.9  Setoff Rights.  If an Event of Default has occurred and
           -------------
is continuing, the Administrative Agent or any Bank (but only with the consent of the Majority Banks) may, to the extent permitted by applicable Laws, exercise its rights under applicable Laws to setoff and apply any funds in any deposit account maintained with it by Borrower and/or any Property of Borrower in its possession against the Obligations.

     11.10  Sharing of Setoffs.  Each Bank severally agrees that
            ------------------
if it, through the exercise of any right of setoff, banker's lien or counterclaim against Borrower, or otherwise, receives payment, through any means, of the Obligations held by it that is in excess of that Bank's Pro Rata Share of such
payment, then: (a) The Bank exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simulta-neously purchased, from the other Bank a participation in the Obligations held by the other Bank and shall pay to the
other Bank a purchase price in an amount so that the share
of the Obligations held by each Bank after the exercise of
the right of setoff, banker's lien or counterclaim or
receipt of payment shall be in the same proportion that
existed prior to the exercise of the right of setoff,
banker's lien or counterclaim or receipt of payment; and
(b) Such other adjustments and purchases of participations
shall be made from time to time as shall be equitable to
ensure that all of the Banks share any payment obtained in
respect of the Obligations ratably in accordance with each
Bank's share of the Obligations immediately prior to, and
without taking into account, the payment; provided that, if
                                          --------
all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's
lien, counterclaim or otherwise is thereafter recovered from the purchasing Bank by Borrower or any Person claiming
through or succeeding to the rights of Borrower, the
purchase of a participation shall be rescinded and the
purchase price thereof shall be restored to the extent of
the recovery, but without interest.  Each Bank that
purchases a participation in the Obligations pursuant to
this Section shall from and after the purchase have the
right to give all notices, requests, demands, directions and other communications under this Agreement with respect to
the portion of the Obligations purchased to the same extent
as though the purchasing Bank were the original owner of the Obligations purchased. Borrower expressly consents to the foregoing arrangements and agrees that any Bank holding a participation in an Obligation so purchased may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if the Bank were the original owner of the Obligation purchased; provided,
                                                --------
however, that each Bank agrees that it shall not exercise
any right of setoff, banker's lien or counterclaim without
first obtaining the consent of the Majority Banks.
     11.11  Indemnity by Borrower.  Borrower agrees to indemnify,
            ---------------------
save and hold harmless the Administrative Agent, the Arranger, the Swing Line Bank and each Bank and their directors, officers, agents, advisors, attorneys and employees (collectively the "Indemnitees") from and against: (a) Any and all claims,
 -----------
demands, actions or causes of action that are asserted
against any Indemnitee by any Person (other than the Administrative Agent, the Arranger, the Swing Line Bank or a
Bank) if the claim, demand, action or cause of action
directly or indirectly relates to a claim, demand, action or cause of action that such Person has or asserts against Bor-rower, any Affiliate of Borrower or any officer, director or shareholder of Borrower; (b) Any and all claims, demands, actions or causes of action that are asserted against any Indemnitee if the claim, demand, action or cause of action arises out of or relates to the relationship between
Borrower and the Banks under any of the Loan Documents or
the transactions contemplated thereby; (c) Any and all administrative or investigative proceedings by any
Governmental Agency arising out of or related to any claim, demand, action or cause of action described in clauses (a)
or (b) above; and (d) Any and all liabilities, losses, costs or expenses (including attorneys' fees and disbursements and
             ---------
other professional services) that any Indemnitee suffers or
incurs as a result of the assertion of any of the foregoing; provided that no Indemnitee shall be entitled to indemnifi-
--------
cation for any loss caused by its own gross negligence or
willful misconduct. Each Indemnitee is authorized to employ counsel of its own choosing in enforcing its rights hereunder and in defending against any claim, demand,
action, cause of action or administrative or investigative proceeding covered by this Section; provided that each
                                    --------
Indemnitee shall endeavor, in connection with any matter covered by this Section which also involves other
Indemnitees, to use reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees. Any obligation or liability of Borrower to any Indemnitee under this Section shall be and hereby is covered and secured by the Loan Documents and the Collateral, and shall survive the expiration or termination of this Agreement and the repayment of all Loans and Swing Line Loans and the payment and performance of all other Obligations owed to the Banks.

     11.12  Nonliability of the Banks.  Borrower acknowledges and
            -------------------------
agrees that:

               (a)  Any inspections of any Property of
Borrower made by or through the Administrative Agent, the Arranger, the Swing Line Bank or the Banks are for purposes of administration of the Loan Documents only and Borrower is not entitled to rely upon the same;

               (b)  By accepting or approving anything
     required to be observed, performed, fulfilled or given to the Administrative Agent or the Banks pursuant to the Loan Documents, neither the Administrative Agent nor the Banks shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by the Administrative Agent or the Banks;

               (c)  The relationship between Borrower and
     the Administrative Agent, the Arranger, the Swing Line Bank and the Banks is, and shall at all times remain, solely that of a borrower and lenders; neither the Administrative Agent, the Arranger, the Swing Line Bank nor the Banks shall under any circumstance be construed to be partners or joint venturers of Borrower or its Affiliates; neither the Administrative Agent, the Arranger, the Swing Line Bank nor the Banks shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or its Affiliates, or to owe any fiduciary duty to Borrower or its Affiliates; neither the Administrative Agent, the Arranger, the Swing Line Bank nor the Banks undertake or assume any responsibility or duty to Borrower or its Affiliates to select, review, inspect, supervise, pass judgment upon or inform Borrower or its Affiliates of any matter in connection with their Property or the operations of Borrower or its Affiliates; Borrower and its Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by the Administrative Agent, the Arranger, the Swing Line Bank or the Banks in connection with such matters is solely for the protection of the Administrative Agent, the Arranger, the Swing Line Bank and the Banks and neither Borrower nor any other Person is entitled to rely thereon; and

               (d)  The Administrative Agent, the Arranger,
     the Swing Line Bank and the Banks shall not be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to Property caused by the actions, inaction or negligence of Borrower and/or its Affiliates and Borrower hereby indemnifies and holds the Administrative Agent, the Arranger, the Swing Line Bank and the Banks harmless from any such loss, damage, liability or claim.

     11.13  No Third Parties Benefited.  This Agreement is made
            --------------------------
for the purpose of defining and setting forth certain obligations, rights and duties of Borrower, the Administrative Agent, the Arranger, the Swing Line Bank and the Banks in connection with the Loans, the Swing Line Loans and Advances, and is
made for the sole benefit of Borrower, the Administrative
Agent, the Arranger, the Swing Line Bank and the Banks, and
the Administrative Agent's, the Arranger's, the Swing Line
Bank's and the Banks' successors and assigns.  Except as
                                               ------
provided in Sections 11.8 and 11.11, no other Person shall
                     ----     -----
have any rights of any nature hereunder or by reason hereof.

     11.14  Termination of Existing Loan Documents.  Borrower
            --------------------------------------
agrees for the benefit of the lenders and the administrative agent under the Existing Loan Documents that, concurrently with the execution and delivery of this Agreement, the lending commitments under the Existing Loan Documents shall be deemed terminated. On the Closing Date, the Administrative Agent is hereby authorized and directed to effect a net settlement of the amounts due to the Borrower, the Banks and the lenders under the Existing Loan Documents.

     11.15  Further Assurances.  Borrower and its Subsidiaries
            ------------------
shall, at their expense and without expense to the Banks or the Administrative Agent, do, execute and deliver such further acts and documents as any Bank or the Administrative Agent from time to time reasonably requires for the assuring and confirming unto the Banks or the Administrative Agent of the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document.

     11.16  Integration.  This Agreement, together with the other
            -----------
Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter
hereof.  In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern;
provided that the inclusion of supplemental rights or
--------
remedies in favor of the Administrative Agent or the Banks in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

     11.17  Governing Law.  Except to the extent otherwise
            -------------   ------
expressly provided therein, each loan document shall be governed by, and construed and enforced in accordance with, the local Laws of Nevada.

     11.18  Severability of Provisions.  Any provision in any Loan
            --------------------------
Document that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     11.19  Independent Covenants.  Each covenant in Articles 5, 6
            ---------------------                    ----------  -
and 7 is independent of the other covenants in those Articles;
    -
the breach of any such covenant shall not be excused by the fact that the circumstances underlying such breach would be permitted by another such covenant.

     11.20  Headings.  Article and Section headings in this
            --------
Agreement and the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

     11.21  Time of the Essence.  Time is of the essence of the
            -------------------
 Loan Documents.

     11.22  Purported Oral Amendments.  BORROWER EXPRESSLY
            -------------------------
ACKNOWLEDGES THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 11.2. BORROWER AGREES
                                      ----
THAT IT WILL NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF THE ADMINISTRATIVE AGENT OR ANY BANK THAT DOES NOT COMPLY WITH SECTION 11.2 TO EFFECT AN AMENDMENT,
                             ----
MODIFICATION, WAIVER OR SUPPLEMENT TO THE AGREEMENT OF THE
OTHER LOAN DOCUMENTS.

     11.23  Jury Trial Waiver.  EACH PARTY TO THIS AGREEMENT
            -----------------
HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT
TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO,
IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH
PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM,
DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY TRIAL
COURT WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT
MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION
WITH

ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE
PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY
JURY.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                        BORROWER:

                        NEVADA POWER COMPANY, a Nevada corporation



                        By:         STEVEN W. RIGAZIO
                             -------------------------------
                             Steven W. Rigazio, Vice
                             President, Finance and Planning,
                             Treasurer, and Chief Financial
                             Officer

                        Address:

                        Nevada Power Company
                        626 West Sahara Avenue
                        Las Vegas, Nevada  89102

                        Attention: Richard Schmalz

                        Telecopier:  (702) 367-5036
                        Telephone:   (702) 367-5608

                        BANKS:

                        FIRST INTERSTATE BANK OF NEVADA, N.A.,
                        individually, as the Swing Line Bank
                        and as Administrative Agent



                        By:         STEVEN M. DASTRUP
                            ---------------------------------
                                    Steven M. Dastrup
                                     Vice President

                        Address:

                        First Interstate Bank of Nevada, N.A.
                        Corporate Banking Division
                        3800 Howard Hughes Parkway
                        Las Vegas, Nevada 89193

                        Attn:  Steven M. Dastrup
                        Vice President
                        Mary Beth Higgins
                        Vice President and Manager

                        Telecopier:  (702) 791-6248
                        Telephone:   (702) 791-6263

                        BANK OF AMERICA NATIONAL TRUST AND
                        SAVINGS ASSOCIATION



                        By:
                           -----------------------------------
                                    Michael McCutchin
                                     Vice President

                        Address:

                        Bank of America NT&SA
                        Corporate Banking
                        Energy/Utilities Department
                        555 South Flower Street, 49th Floor
                        Los Angeles, California   90071

                        Attn:  Michael McCutchin
                               Vice President

                        Telecopier:  (213) 228-4062
                        Telephone:   (213) 228-4092

                        BANKS:

                        FIRST INTERSTATE BANK OF NEVADA, N.A.,
                        individually, as the Swing Line Bank
                        and as Administrative Agent



                        By:
                            ---------------------------------
                                    Steven M. Dastrup
                                     Vice President

                        Address:

                        First Interstate Bank of Nevada, N.A.
                        Corporate Banking Division
                        3800 Howard Hughes Parkway
                        Las Vegas, Nevada 89193

                        Attn:  Steven M. Dastrup
                        Vice President
                        Mary Beth Higgins
                        Vice President and Manager

                        Telecopier:  (702) 791-6248
                        Telephone:   (702) 791-6263

                        BANK OF AMERICA NATIONAL TRUST AND
                        SAVINGS ASSOCIATION



                        By:         MICHAEL MCCUTCHIN
                            -----------------------------------
                                    Michael McCutchin
                                     Vice President

                        Address:

                        Bank of America NT&SA
                        Corporate Banking
                        Energy/Utilities Department
                        555 South Flower Street, 49th Floor
                        Los Angeles, California   90071

                        Attn:  Michael McCutchin
                               Vice President

                        Telecopier:  (213) 228-4062
                        Telephone:   (213) 228-4092





                            -88-
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




                        NBD BANK, N.A.



                        By:           JAMES R. FRYE
                            ----------------------------------
                                      James R. Frye
                                  First Vice President

                        Address:

                        NBD Bank, N.A.
                        611 Woodward Avenue
                        Detroit, Michigan 48226

                        Attn:  Passi Rassa
                        Assistant Vice President

                        Telecopier:  (313) 225-2649
                        Telephone:   (313) 225-1424



                        BARCLAYS BANK PLC

                        By:
                            ----------------------------------
                                      Vijay Rajguru
                                     Vice President

                        Address:

                        Barclays Bank PLC
                        222 Broadway
                        New York, New York   10038

                        Attn:  Vijay Rajguru
                               Vice President

                        Telecopier:    (212) 412-7511
                        Telephone:     (212) 412-7509

                        NBD BANK, N.A.



                        By:
                            ----------------------------------
                                      James R. Frye
                                  First Vice President

                        Address:

                        NBD Bank, N.A.
                        611 Woodward Avenue
                        Detroit, Michigan 48226

                        Attn:  Passi Rassa
                        Assistant Vice President

                        Telecopier:  (313) 225-2649
                        Telephone:   (313) 225-1424



                        BARCLAYS BANK PLC

                        By:           VIJAY RAJGURU
                            ----------------------------------
                                      Vijay Rajguru
                                     Vice President

                        Address:

                        Barclays Bank PLC
                        222 Broadway
                        New York, New York   10038

                        Attn:  Vijay Rajguru
                               Vice President

                        Telecopier:    (212) 412-7511
                        Telephone:     (212) 412-7509

                        BANK ONE, ARIZONA, N A


                        By:         CLIFFORD A. PAYSON
                            ----------------------------------
                                    Clifford A. Payson
                                      Vice President

                        Address:

                        Bank One, Arizona, N A
                        241 No. Central, A714
                        P.O. Box 71
                        Phoenix, Arizona   85001

                        Attn:  Clifford A. Payson
                               Vice President

                        Telecopier:    (702) 221-2632
                        Telephone:     (702) 221-1773


                        BANK OF MONTREAL



                        By:
                            ----------------------------------
                                      Warren Wimmer
                                        Director

                        Address:

                        Bank of Montreal
                        Natural Resources Division
                        601 South Figueroa Street, Suite 4900
                        Los Angeles, California  90017

                        Attn:  Warren Wimmer
                               Director

                        Telecopier:    (213) 239-0680
                        Telephone:     (213) 239-0635

                        BANK ONE, ARIZONA, N A


                        By:
                            ----------------------------------
                                    Clifford A. Payson
                                      Vice President

                        Address:

                        Bank One, Arizona, N A
                        241 No. Central, A714
                        P.O. Box 71
                        Phoenix, Arizona   85001

                        Attn:  Clifford A. Payson
                               Vice President

                        Telecopier:    (702) 221-2632
                        Telephone:     (702) 221-1773


                        BANK OF MONTREAL



                        By:           WARREN R. WIMMER
                            ----------------------------------
                                      Warren Wimmer
                                        Director

                        Address:

                        Bank of Montreal
                        Natural Resources Division
                        601 South Figueroa Street, Suite 4900
                        Los Angeles, California  90017

                        Attn:  Warren Wimmer
                               Director

                        Telecopier:    (213) 239-0680
                        Telephone:     (213) 239-0635

                        NATIONS BANK OF TEXAS, N.A.



                        By: STAN REYNOLDS FOR FRANK M. JOHNSON
                            ----------------------------------
                                     Frank M. Johnson
                                      Vice President

                        Address:

                        Nationsbank of Texas, N.A.
                        901 Main Street, 67th Floor
                        P.O. Box 831000
                        Dallas, Texas   75283-1000

                        Attn:  Frank M. Johnson
                               Vice President

                        Telecopier:    (214) 508-0980
                        Telephone:     (214) 508-3091


                        MELLON BANK, N.A.


                        By:
                            ----------------------------------
                                      A. J. Sabatelle
                                       Vice President

                        Address:

                        Mellon Bank, N.A.
                        One Mellon Center, Suite 4425
                        Energy and Utilities Group
                        Pittsburgh, Pennsylvania  15258-0001

                        Attn:  A. J. Sabatelle
                               Vice President

                        Telecopier:    (412) 234-8888
                        Telephone:     (412) 236-2784

                        NATIONS BANK OF TEXAS, N.A.



                        By:
                            ----------------------------------
                                     Frank M. Johnson
                                      Vice President

                        Address:

                        Nationsbank of Texas, N.A.
                        901 Main Street, 67th Floor
                        P.O. Box 831000
                        Dallas, Texas   75283-1000

                        Attn:  Frank M. Johnson
                               Vice President

                        Telecopier:    (214) 508-0980
                        Telephone:     (214) 508-3091


                        MELLON BANK, N.A.


                        By:           A. J. SABATELLE
                            ----------------------------------
                                      A. J. Sabatelle
                                       Vice President

                        Address:

                        Mellon Bank, N.A.
                        One Mellon Center, Suite 4425
                        Energy and Utilities Group
                        Pittsburgh, Pennsylvania  15258-0001

                        Attn:  A. J. Sabatelle
                               Vice President

                        Telecopier:    (412) 234-8888
                        Telephone:     (412) 236-2784








                            -91-
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